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                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             MANDALAY RESORT GROUP
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                        [LOGO OF MANDALAY RESORT GROUP]

                                Proxy Statement
                                      And
                             Notice Of 2002 Annual
                            Meeting of Stockholders

                             Mandalay Resort Group
                         3950 Las Vegas Boulevard South
                            Las Vegas, Nevada 89119

                               ----------------

Notice of 2002 Annual Meeting of Stockholders
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TIME:                    10:30 A.M., Las Vegas time, on Thursday, June 20,
                         2002

PLACE: The Islander Ballroom at Mandalay Bay Resort & Casino, 3950 Las Vegas Boulevard South,
                         Las Vegas, Nevada 89119

ITEMS OF BUSINESS:       . To elect two directors.

                         . To approve the 2002 Stock Incentive Plan.

                         . To ratify the appointment of Deloitte & Touche LLP
                           as independent auditors to examine and report on our financial statements for the fiscal year ending January 31, 2003.

                         . To transact any other business properly brought
                           before the meeting.

WHO MAY VOTE:            You can vote at the meeting or any adjournment(s) of
                         the meeting if you were a stockholder of record at the close of business on April 22, 2002.

ANNUAL REPORT:           A copy of the Annual Report to Stockholders is
                         enclosed.


                                              By Order of the Board of Directors

                                                /s/ Michael S. Ensign
                                                Michael S. Ensign
                                                Chairman of the Board

Las Vegas, Nevada
May 14, 2002

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             Mandalay Resort Group
                         3950 Las Vegas Boulevard South
                            Las Vegas, Nevada 89119

                           -------------------------

                                Proxy Statement

                           -------------------------

      This proxy statement is being furnished to our stockholders in connection with the solicitation of proxies on behalf of our Board of Directors for use at our Annual Meeting of Stockholders to be held in the Islander Ballroom at Mandalay Bay Resort & Casino, 3950 Las Vegas Boulevard South, Las Vegas, Nevada, at 10:30 A.M., Las Vegas time, on Thursday, June 20, 2002, and at any and all adjournments of the meeting, for the purpose of considering and acting upon the matters referred to in the accompanying Notice of Annual Meeting of Stockholders and more fully discussed below. The terms "we," "our," "us," and "Mandalay," as used in this proxy statement, refer to Mandalay Resort Group.

      This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about May 17, 2002.
--------------------------------------------------------------------------------
Information Concerning the Annual Meeting
--------------------------------------------------------------------------------

What matters will be voted on at the meeting?

      At the meeting stockholders will vote on three matters. They are:

                  . The election of nominees to serve on our Board of Directors;

                  .     Approval of the 2002 Stock Incentive Plan; and

                  . Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending January 31, 2003.

How does the Board recommend I vote on the proposals?

    The Board recommends that you vote:

                  . FOR each of the two nominees named in this proxy statement; and

                  .     FOR approval of the 2002 Stock Incentive Plan; and

                  . FOR ratification of the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending January 31, 2003.

Who is entitled to vote?

    Our stockholders of record as of the close of business on April 22, 2002, the record date for the meeting, are entitled to vote at the meeting or any adjournment(s) of the meeting.

How do I cast my vote?

    There are two different ways you may cast your vote. You can vote by:

                  . marking, signing and dating a proxy card and returning it in the envelope provided; or

                  . attending the meeting (if you are the registered owner of your shares, or, if your shares are held through a broker, bank or other nominee, you must bring to the meeting a copy of a brokerage statement reflecting your stock ownership as of April 22, 2002).

If I have given a proxy, how do I revoke that proxy?

    Your presence at the meeting will not revoke any proxy you may have given. However, you may revoke your proxy (to the extent it has not already been voted at the meeting) if you:

                  . give written notice of the revocation to Mandalay's Corporate Secretary, Yvette E. Landau, at 3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119, which will not be effective until it is received;

                  .     submit a properly signed proxy with a later date; or

                  . vote in person at the meeting (if your shares are registered directly on Mandalay's books and not held through a broker, bank, or other nominee).

How will my proxy be voted?

    If your proxy in the accompanying form is properly executed, returned to and received by us prior to the meeting and is not revoked, it will be voted in accordance with your instructions. If you return your signed proxy but do not mark the boxes to show how you wish to vote on one or more of the proposals, the shares for which you have given your proxy will, in the absence of your instructions to the contrary, be voted "FOR" each of the nominees named in the proxy, "FOR" approval of the 2002 Stock Incentive Plan, and "FOR" ratification of the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending January 31, 2003.

Will my shares be voted if I do not provide my proxy?

    Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm or nominee. Brokerage firms and nominees that are members of the New York Stock Exchange have the authority under the exchange's rules to vote their customers' unvoted shares on certain "routine" matters if the customers have not furnished voting instructions within a specified period prior to the meeting. Under these rules, the election of directors, approval of the 2002 Stock Incentive Plan and ratification of the appointment of Deloitte & Touche LLP as our independent auditors are considered to be "routine" matters. If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy or attend the meeting and vote the shares yourself.

How many votes are needed to elect directors?

    The two nominees receiving the highest number of "FOR" votes will be elected as directors. This is referred to as a plurality.

What if a nominee is unwilling or unable to serve?

    That is not expected to occur. If it does, proxies will be voted for a substitute nominee designated by our Board of Directors.

How many votes are needed to approve the 2002 Stock Incentive Plan and to ratify the selection of Deloitte & Touche LLP to examine and report on our financial statements for the fiscal year ending January 31, 2003?

    Each of these two proposals will be considered separately. The approval of each of these proposals requires that the number of shares voted "FOR" the proposal exceed the number of shares voted "AGAINST" the proposal.

Are dissenters' rights applicable to either of the matters to be voted on at the meeting?

    No. Dissenters' rights do not apply to either matter.

Who will count the vote?

    Representatives of Wells Fargo Bank Minnesota, National Association, our transfer agent, will tabulate the votes cast at the meeting.

What does it mean if I get more than one proxy card?

    If you have your shares registered in multiple accounts with one or more brokers and/or our transfer agent, you will receive more than one card. Please complete and return each of the proxy cards you receive to ensure that all of your shares are voted.

How many shares can be voted?

    As of April 22, 2002, the record date for the meeting, 68,316,988 shares of Mandalay common stock were issued and outstanding. Every holder of Mandalay common stock is entitled to one vote for each share held of record on the record date.

What is a "quorum"?

    A "quorum," for purposes of the meeting, means a majority of the shares of Mandalay common stock outstanding on the record date. This quorum of our shares must be present at the meeting in order for the meeting to be held. For purposes of determining the presence of a quorum, shares will be counted if they are present in person or by proxy. Shares present by proxy will be counted as present for purposes of determining the presence of a quorum even if the proxy does not have authority to vote on all matters.

    Abstentions: Abstentions are not counted in the tally of votes "FOR" or "AGAINST" a proposal. A "WITHHELD" vote is the same as an abstention. Abstentions and withheld votes are counted as shares present at the meeting for purposes of determining the presence of a quorum.

    Broker Non-Votes: Broker non-votes occur when shares held by a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the beneficial owner of the shares, and (2) the broker lacks the authority to vote the shares at the broker's discretion. Broker non-votes will not affect the outcome of any of the matters being voted upon at the meeting, but will be counted as shares present and entitled to be voted for purposes of determining the presence of a quorum.

Who can attend the Annual Meeting?

    All stockholders of Mandalay who owned shares on April 22, 2002 can attend. Just check the box on your proxy and bring the Admission Ticket included in your proxy statement with you to the meeting.

    Please note that the Admission Ticket will be required in order to obtain admission to the meeting. Accordingly, the Admission Ticket should not be returned with your proxy. If your shares are held in a brokerage account, you will also need to bring a copy of your brokerage account statement (which you can obtain from your broker) reflecting your stock ownership as of April 22, 2002.

How will voting on any other business be conducted?

    We do not know of any business to be considered at the meeting other than the proposals described in this proxy statement. However, if any other business is presented at the meeting, a proxy in the accompanying form will give authority to Michael S. Ensign and Yvette E. Landau to vote on such matters at their discretion and they intend to do so in accordance with their best judgment on any such matter.

Who will pay the cost of this proxy solicitation and how will the solicitation be conducted?

    Mandalay will pay the expenses of soliciting proxies in the form included with this proxy statement, including the cost of preparing, assembling and mailing material in connection with the solicitation. In addition to the use of the mail, Mandalay's directors, executive officers and employees may solicit proxies personally or by telephone or telegraph. Mandalay has also hired Altman Group, Inc. to assist in the solicitation of votes at an estimated cost of $5,000, plus its out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.
--------------------------------------------------------------------------------
Item 1 - Election of Directors and Nominee Biographies
--------------------------------------------------------------------------------

What is the makeup of the Board of Directors?

    Our Board of Directors has not less than six and not more than 11 members as determined from time to time by the Board of Directors. The directors, which currently number eight, are divided into three classes, with each class serving for a three-year period. The stockholders elect the members of one of the three classes each year.

Is there any member of the class of directors to be elected at the meeting who is not standing for re-election?

    No. Each incumbent director whose term expires this year has been nominated for election to serve for an additional three-year term and has agreed to serve if elected.

Who are the Board's nominees this year?

    William A. Richardson and Donna B. More are our nominees for election to the Board of Directors. Each nominee, if elected, would hold office until our 2005 annual meeting of stockholders and until his or her successor is elected and qualified.

What is the background of this year's nominees?

      Our nominees for election to the Board are:

WILLIAM A. RICHARDSON
Director since 1995
Age 55

.. Vice Chairman of the Board of Mandalay since June 18, 1998
.. Member of the Board of Directors of Mandalay since June 1, 1995
.. Member of the Directors' Nominating Committee of Mandalay's Board of
  Directors
.. Executive Vice President of Mandalay from June 1, 1995 until June 18, 1998 .. Involved in an executive capacity in the management and operations of the entities we refer to as the "Gold Strike Entities" for a period of more than five years prior to Mandalay's acquisition of those entities and their hotel and casino properties in June 1995

DONNA B. MORE
Director since 1998
Age 44

.. President of More Law Group, P.C., a Chicago, Illinois law firm, since
  January 2001 and a member of such firm since May 2000
.. Partner in the Chicago, Illinois law firm of Freeborn & Peters from July 1994 until May 2000
.. Chief Legal Counsel for the Illinois Gaming Board, where she participated in the development and administration of the regulatory process for riverboat casinos in Illinois, from November 1990 until July 1994
.. Assistant United States Attorney, Criminal Division of the United States
  Attorney's Office for the Northern District of Illinois from May 1989 until November 1990
.. Chairman of the Directors' Nominating Committee, and a member of the
  Compliance Review Committee, of Mandalay's Board of Directors
.. Member of the Board of Directors:
   . WMS Industries, Inc.

--------------------------------------------------------------------------------
Biographies of Directors Not Standing For Election This Year
--------------------------------------------------------------------------------

Our incumbent directors whose terms expire in 2003 are:

MICHAEL S. ENSIGN
Director since 1995
Age 64

.. Chairman of the Board and Chief Executive Officer of Mandalay since January
  16, 1998
.. Chief Operating Officer of Mandalay since June 1, 1995
.. Member of the Executive Committee of Mandalay's Board of Directors
.. Vice Chairman of the Board of Mandalay from June 1, 1995 until January 16,
  1998
.. Involved in an executive capacity in the management and operations of the entities we refer to as the "Gold Strike Entities" for a period of more than five years prior to Mandalay's acquisition of those entities and their hotel and casino properties in June 1995

GLENN W. SCHAEFFER
Director since 1996
Age 48

.. President, Chief Financial Officer and Treasurer of Mandalay since June 1,
  1995
.. Member of the Board of Directors of Mandalay since March 4, 1996

.. Member of the Compliance Review Committee of Mandalay's Board of Directors .. Involved in an executive capacity in the management and operations of the entities we refer to as the "Gold Strike Entities" from 1993 until Mandalay's acquisition of those entities and their hotel and casino properties in June 1995
.. President of Mandalay from June 1991 until February 1993
.. Chief Financial Officer and a director of Mandalay from 1984 until February
  1993
.. Member of the Board of Directors:
    . Pulte Homes

MICHAEL D. McKEE
Director since 1996
Age 56

.. Vice Chairman of The Irvine Company, a real estate development and investment company, since July 1999
.. Chief Operating Officer of The Irvine Company since June 2001
.. Chief Financial Officer of The Irvine Company from December 1997 until June
  2001
.. Executive Vice President of The Irvine Company from April 1994 until July
  1999
.. Chief Legal Officer of The Irvine Company from April 1994 until December 1997 .. Partner in the law firm of Latham & Watkins from 1987 until April 1994
.. Chairman of the Audit Committee, and a member of the Compensation Committee, of Mandalay's Board of Directors
.. Member of the Board of Directors:
    . Health Care Property Investors, Inc.
    . Realty Income Corporation

Our incumbent directors whose terms expire in 2004 are:

ARTHUR H. BILGER
Director since 1997
Age 49

.. Managing Member of Shelter Capital Partners LLC, a venture capital firm of which he is a founder, since December 2000
.. Private investor from 1997 to 2000
.. President and Chief Operating Officer of New World Communications Group
  Incorporated, a television broadcasting and production company, for a period of two years until January 1997
.. Principal of Apollo Advisors, L.P. and Lion Advisors, L.P., entities engaged in the investment of capital in acquisitions and corporate restructurings, from 1990 until he assumed his position with New World Communications Group Incorporated
.. Chairman of the Executive Committee, and a member of the Audit Committee, of
  Mandalay's Board of Directors
.. Director of Mandalay from 1983 until 1989
.. Member of the Board of Directors:
    . Akamai Technologies, Inc.

WILLIAM E. BANNEN, M.D.
Director since 1998
Age 52

.. Vice President of Nevada Health Care Management, a division of Anthem Blue
  Cross Blue Shield ("Blue Cross Nevada"), since January 2000
.. Vice President of Blue Cross Nevada from January 1998 until January 2000 .. Medical Director with Blue Cross Nevada since 1991

.. Director - Network Administration and Health Management with Blue Cross
  Nevada since 1993
.. Current positions with Blue Cross Nevada include responsibility for medical management and network contracting in the State of Nevada
.. Chairman of the Compensation Committee, and a member of the Audit Committee, of Mandalay's Board of Directors

ROSE McKINNEY-JAMES
Director since 1999
Age 50

.. Principal--Energy Works Consulting since March 2002
.. President--Brown & Partners, a public relations firm, from August 2001 until
  February 2002
.. President--Government Affairs of Faiss Foley Merica, a public relations and government affairs firm, from May 2000 until June 2001
.. President and Chief Executive Officer of the Corporation for Solar Technology
  and Renewable Resources, a not-for-profit corporation engaged in the development of solar technology, from January 1996 until May 2000
.. Director of the Nevada Department of Business and Industry, which has administrative oversight of 29 state regulatory agencies, boards and commissions, from October 1993 until December 1995
.. Member of the Nevada Public Service Commission from January 1989 until
  October 1993
.. Chairman of the Compliance Review Committee and the Diversity Committee of
  Mandalay's Board of Directors
.. Member of the Board of Directors:
    . Employers Insurance Company of Nevada
    . New Ventures Capital Development Corp.
--------------------------------------------------------------------------------
Executive Officers Other Than Nominees and Directors
--------------------------------------------------------------------------------

      Our executive officers serve in that capacity at the pleasure of our Board of Directors. Set forth below is information concerning each of the individuals (other than those who are also directors of Mandalay) currently serving as our executive officers.

YVETTE E. LANDAU
Age 45

.. Vice President, General Counsel and Secretary of Mandalay since June 1996
.. Member of the Executive Committee of the Circus and Eldorado Joint Venture,
  in which Mandalay owns a 50% interest
.. Member of the Management Committee of Detroit Entertainment, L.L.C., in which
  Mandalay owns a 53.5% interest
.. Associate General Counsel of Mandalay from January 1993, when she joined
  Mandalay, until June 1996
.. Private practice of law in Phoenix, Arizona as a partner in the law firm of Snell & Wilmer from 1984 until January 1993

LES MARTIN
Age 45

.. Vice President and Chief Accounting Officer of Mandalay since June 1997
.. Corporate Controller of Mandalay since November 1994
.. Manager of Financial Reports of Mandalay from April 1984, when he joined
  Mandalay, until June 1997
.. Certified Public Accountant with a national public accounting firm prior to joining Mandalay

--------------------------------------------------------------------------------
Compensation of Directors
--------------------------------------------------------------------------------

      Any director who is also an employee of Mandalay or one of its subsidiaries is not separately compensated for his or her services as a director.

      Each director who is not an employee of Mandalay or one of its subsidiaries receives $35,000 each year for his or her services as a director. Each nonemployee director also receives $1,500 for each meeting of the Board he or she attends and $1,000 ($1,500 in the case of the committee chairperson) for each meeting of a committee of the Board attended. They are also reimbursed for out-of-pocket expenses associated with attending meetings.

      Our 1991 Stock Incentive Plan provided for the annual grant of formula awards in the form of stock options to our nonemployee directors during the term of the plan, which expired on June 19, 2001. Under this plan, each of our nonemployee directors received an option to purchase 10,000 shares of Mandalay common stock on June 15, 2001, the date of our 2001 annual meeting of stockholders (each a "2001 award"). The exercise price for each 2001 award is $26.44 per share, representing the average of the Fair Market Values (as defined) for the fifth (5th) through the ninth (9th) "business days" following the date of grant. Each 2001 award will become exercisable when, and only if, the optionee continues to serve as a director until this year's annual meeting of stockholders. Unless forfeited in accordance with its terms, each 2001 award will become exercisable as to 4,000 shares on June 20, 2002, as to another 3,000 shares on the date of our 2003 annual meeting of stockholders, and as to the remaining 3,000 shares on the date of our 2004 annual meeting of stockholders. Unless earlier exercised or forfeited, each 2001 award will remain exercisable until June 15, 2011. In the event of the termination of a 2001 award holder's service as a director, other than "by reason of retirement" (as defined), total and permanent disability or death, his or her 2001 award and any other formula awards received under the plan in prior years (whether or not then vested and whether or not then exercisable) will automatically expire on (and may not be exercised on) the effective date of the termination. As defined, the phrase "by reason of retirement" means mandatory retirement pursuant to Board policy or termination of service at a time when the optionee would, if an employee of Mandalay, be entitled to receive a retirement benefit under our 401(k) plan. If a termination of service is by reason of retirement, total and permanent disability or death, the terminated director's 2001 award and any other then-outstanding formula awards that have vested (including any awards which vest on the date of termination) will become exercisable, whether or not they were previously exercisable, and each such award will expire one year after the date of termination or on its stated expiration date, whichever is earlier.

      On October 2, 2001 the Board of Directors granted to each of the individuals then serving as a nonemployee director, William E. Bannen, Arthur
H. Bilger, Rose McKinney-James, Michael D. McKee and Donna B. More, an option to purchase 5,000 shares of Mandalay common stock at a per share exercise price of $17.25, representing the closing price of our common stock on the New York Stock Exchange Composite Tape on the date of the grants. Each option, which has a term of ten years subject to earlier termination upon the occurrence of certain events, becomes exercisable on October 2, 2002.

--------------------------------------------------------------------------------
Board Committees and Meeting Attendance
--------------------------------------------------------------------------------

      Our Board of Directors has six committees. They are the Executive, Audit, Compensation, Directors' Nominating, Compliance Review and Diversity Committees. The Diversity Committee was not established until after the end of the fiscal year. The Board of Directors has adopted a charter for the Audit Committee, a copy of which is included as Appendix A to this proxy statement. Each committee reports its actions to the full Board at the Board's next regular meeting. A description of the duties of each committee follows the table below.

                 Committee Membership and Meetings Held in Fiscal 2001
--------------------------------------------------------------------------------------
                                                       Directors' Compliance
          Name           Executive Audit* Compensation Nominating   Review   Diversity
--------------------------------------------------------------------------------------

  Michael S. Ensign           X
--------------------------------------------------------------------------------------

  William A. Richardson                                     X
--------------------------------------------------------------------------------------

  Glenn W. Schaeffer                                                   X
--------------------------------------------------------------------------------------

  William E. Bannen                   X       X**
--------------------------------------------------------------------------------------

  Arthur H. Bilger          X**       X
--------------------------------------------------------------------------------------

  Rose McKinney-James                                                X**        X**
--------------------------------------------------------------------------------------

  Michael D. McKee                  X**         X
--------------------------------------------------------------------------------------

  Donna B. More                                           X**          X
--------------------------------------------------------------------------------------

  Number of Meetings in
  Fiscal 2002***              1       6         5           0          4          0

X   Member
* Each member of the Audit Committee is "independent" as the term "independence" is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards.
**  Chairperson
*** The Board of Directors held seven meetings in fiscal 2002. Each director attended at least 75% of the meetings of the Board and its committees of which he or she was a member held during fiscal 2002.

The Executive Committee:

.. Has the full power of the Board during the period between meetings of the Board, except those powers reserved to the Board or delegated by our Bylaws or by the Board to another standing or special committee of the Board or as may be prohibited by law.

The Audit Committee:

.. Examines the activities of our independent auditors and internal audit department to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures;

.. Reviews our accounting policies and the objectivity of our financial reporting;

.. Receives reports from our internal auditors and reviews the scope of our internal audit program; and

.. Considers annually the qualifications of our independent auditors and the scope of their audit and makes recommendations to the Board as to their selection.

The Compensation Committee:

.. Reviews on a periodic basis, as it determines, the compensation of our officers;

.. Recommends to the Board appropriate levels (and the appropriate forms) of compensation for our officers; and

.. Performs such additional functions as the Board may authorize from time to time relating to any stock option, incentive or other benefit plan approved by the Board, including the administration of each of our stock option and stock incentive plans currently in effect.

The Directors' Nominating Committee:

.. Evaluates and presents to the Board for its consideration candidates to fill positions on the Board; and

.. Will consider individuals recommended by stockholders. Any stockholder who wishes to recommend to the committee for its consideration a prospective nominee for election to the Board may write to Yvette E. Landau, General Counsel, Mandalay Resort Group, 3950 Las Vegas Boulevard South, Las Vegas, NV 89119.

The Compliance Review Committee:

..  Assists the Board in the implementation and administration of our Gaming
   Compliance Program;

..  Performs due diligence in respect of proposed transactions and associations;
   and

.. Advises the Board of any gaming law compliance problems or situations which may adversely affect the objectives of gaming control.

The Diversity Committee:

.. Reviews and recommends policies to encourage the inclusion of persons from all backgrounds in employment, purchasing and development.

--------------------------------------------------------------------------------
Item 2 - Proposal to Approve the 2002 Stock Incentive Plan
--------------------------------------------------------------------------------

      In the opinion of our Board of Directors, Mandalay and its stockholders have in the past benefited substantially from having certain of its directors, officers and key employees acquire shares of Mandalay common stock pursuant to stock options granted as part of our compensation of those individuals. Those awards, in the opinion of the Board, have been a highly effective incentive, reinforcing the identity of interest of our directors, officers and other key employees with that of our stockholders with respect to our strategies for profitable growth and share-value appreciation. At the present time, we only have approximately 7,190 shares remaining available for future issuance under our existing plans, excluding shares subject to currently outstanding options. Our ability to provide share-value incentives to our directors, officers, key employees, consultants and advisors in the future will, in the opinion of our Board, benefit our long-term financial performance and assist us in continuing to compete for, motivate and retain the services of high caliber executive, managerial and professional employees, directors, consultants, and advisors.

      On May 6, 2002, our Board of Directors adopted the 2002 Stock Incentive Plan (the "Incentive Plan"), subject to the approval of the plan by our stockholders. If the Incentive Plan is not approved by our stockholders at the meeting, any stock options or other awards granted under the plan will be null and void. As of the date of this proxy statement, no stock options or other awards have been granted under the Incentive Plan.

Description of the Incentive Plan

      The purposes of the Incentive Plan are to enable Mandalay and its affiliates to attract and retain the services of individuals with managerial, professional or supervisory skills as employees, officers, directors, consultants or advisors of Mandalay or any of its affiliates, and to motivate them to use their best efforts on behalf of Mandalay and its affiliates by granting them stock options and/or other awards permitted by the plan. The Incentive Plan authorizes grants of stock options, including options that are intended to qualify as "incentive stock options", as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options that are not intended to so qualify. The Incentive Plan also authorizes the grant of restricted stock awards, which may, but need not, be linked to the achievement of performance goals. Subject to adjustment in certain events, described below, the maximum number of shares of Mandalay common stock that may be issued under the Incentive Plan is 3,400,000, and the maximum number of such shares for which stock options or other awards may be granted under the plan to any individual in any calendar year is 1,500,000.

      If a stock option granted under the Incentive Plan or a portion thereof expires or is terminated, canceled or surrendered for any reason without being exercised in full, or if an award of restricted stock is forfeited, in part or in full, the shares of common stock which were subject to the unexercised portion of the stock option and the restricted stock which was forfeited under the terms of the plan or the applicable award agreement will again become available for issuance under the plan.

      The Incentive Plan will initially be administered by our Compensation Committee, but the Board may subsequently designate one or more other committees of our directors for this purpose, or may designate itself to administer the plan, either alone or along with one or more committees. Our Compensation Committee's current members are William E. Bannen and Michael D. McKee, each of whom is a "non-employee director" (as that term is defined for purposes of Rule 16b-3) and an "outside director" (as that term is defined for purposes of Section 162(m) of the Code). In the event the administration of the Incentive Plan is from time to time shared by the Board and/or one or more committees of the Board, the Board will designate the respective responsibilities of each body sharing in the plan's administration. In the description of the Incentive Plan which follows, our references to the "Administrator" refer to the body or bodies from time to time administering the plan.

      The Administrator (which currently is our Compensation Committee) has full power, within the limits of the Incentive Plan, to determine the persons to whom stock options or other awards are to be granted, the number of shares to be subject to each award, and to establish the terms and conditions of each award. Stock options and other awards under the Incentive Plan may be granted by the Administrator to those employees, officers, members of the Board, consultants or advisors of Mandalay or any of its affiliates that the Administrator determines, at its sole discretion, qualify for such stock options or awards. Approximately 2,800 employees of Mandalay and its affiliates, including our five executive officers, and our directors are currently eligible to receive grants of stock options or other awards under the Incentive Plan, at the Administrator's discretion and subject to approval of the plan by our stockholders.

      Each stock option granted under the Incentive Plan will be designated as either an "incentive stock option" or as an option that is not an "incentive stock option" (a "nonqualified stock option"). Options will generally be granted with an exercise price that is set by the Administrator at an amount at least equal to the fair market value of the stock subject to the option as of the date the option is granted. The term of each option will be set by the Administrator, but cannot extend for more than ten years from the date the option is granted.

Each option will become exercisable at the time or times established by the Administrator for that option, which need not be the same for all options under the plan. In the event of a Change of Control, as defined in Section 2.1(e) of the Incentive Plan, all options granted pursuant thereto that are outstanding as of the date of the Change of Control shall, to the extent not then exercisable, become immediately exercisable in full. In all other respects, and subject to the authority granted to the Administrator to adjust the terms of options, the options shall remain in full force and effect and without any other change of their terms or conditions. An option may be exercised, to the extent it is then exercisable, in whole or in part by notice of exercise accompanied by payment of the purchase price for the shares as required under the terms of the option grant. The Incentive Plan generally permits the payment of the purchase price in cash or by the delivery or withholding of Mandalay common stock having a fair market value on the date of payment equal to the purchase price required to be paid, or by a combination of cash and shares. The Administrator may, however, impose limitations, conditions and prohibitions on the use of shares of Mandalay common stock for these purposes. The Administrator may amend the terms of any option granted under the Incentive Plan in a manner consistent with the plan's terms but

  . the optionee's consent will be required if the amendment is not favorable to the optionee; and

  . the approval of our stockholders will be required if the amendment would constitute a repricing of the option.

      In general, if an optionee's employment terminates, options that are then exercisable will continue to be exercisable for a period of up to three months (but not beyond the expiration of the original option term), while any options that are not then exercisable will expire immediately upon termination of employment. If, however, an optionee's employment terminates as a result of the optionee's total disability, because of the optionee's death, because of the optionee's retirement in accordance with Mandalay's policies, or because of a termination of the optionee without "cause" or because the optionee terminates for "good reason" (as these terms are defined in an optionee's employment agreement or in the agreement evidencing the option) the optionee's outstanding options will immediately become fully exercisable and may be exercised for a period of up to six months (but not beyond the expiration of the original option term). The Administrator may, however, vary any or all of the terms and conditions relating to the termination or continuation of any option granted under the Incentive Plan by including other terms and conditions in the applicable option grant, at its discretion.

      Under the terms of the Incentive Plan, any option not previously exercised will, unless the terms of the grant provide otherwise, terminate immediately if the participant ceases to be the employee, director, consultant or advisor of Mandalay or an affiliate of Mandalay for certain stated reasons, including but not limited to (i) dishonesty, (ii) breach of a material provision of any employment or other written agreement with Mandalay or an affiliate of Mandalay, or (iii) the inability to continue under any law or governmental regulation, including any Nevada gaming law or regulation.

      Any restricted stock award granted under the Incentive Plan may, at the Administrator's discretion, require the payment of a purchase price by the recipient, and may be subject to restrictions and conditions which will cause the award to be forfeited if the conditions are not met. Any restricted stock award may restrict transfer prior to the satisfaction of the terms and conditions established for the award. The terms and conditions of each restricted stock award will be established at the Administrator's discretion and can be varied for each restricted stock award granted. The recipient of a restricted stock award will, on the grant of the award and compliance with any requirements for transfer of the shares subject to the award, have all of the rights of a stockholder with respect to the shares subject to the award, including the right to vote the shares and receive any dividends and other distributions attributable to the shares, unless the Administrator, in its sole discretion, establishes different terms or conditions.

      The Administrator also has the authority to make restricted stock awards under a performance-based arrangement that may be established under the Incentive Plan and which is intended to result in compensation that is exempt from the limitations otherwise imposed on the deduction of certain executive compensation under Section 162(m) of the Code, as discussed below. If a determination is made to grant such performance based stock awards, the Administrator will consist exclusively of two or more members of the Board who are "outside directors," as that term is defined for purposes of Section 162(m). That Administrator will establish performance goals with respect to the specific performance period for which the award is to be made. This action will be in writing and will be within or prior to the first 90 days (or within the first 25%, if that is less than 90 days) of the performance period. If that performance goal is not achieved during the performance period, the stock award will either be forfeited, or if the issuance of the stock was contingent on the achievement of the performance goal, the award will not be made. In general, the performance period will be Mandalay's fiscal year, unless some other period is selected as a performance period by the Administrator. The performance goals will be based on one or more of the following: stock price, market share, gross revenue, net revenue, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues, productivity, or any variations of the preceding criteria. The Administrator may also, to the extent consistent with the performance based compensation rules applicable under Code Section 162(m), include in the performance goal the attainment by the award recipient of personal objectives with respect to the criteria noted above or with respect to the implementation of policies and plans, negotiating transactions and sales, developing long-term business goals or exercising managerial responsibility. The achievement of the performance goals established with respect to an award must be certified in writing before the award can vest or the grant can be made, if the grant itself is contingent on achievement of the performance goals. The Administrator also has the discretion to place other terms, conditions or restrictions on performance awards that are not inconsistent with the specific provisions that relate to performance awards or to awards generally under the Incentive Plan.

      The Incentive Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board, and may be amended at the Board's discretion, but the amendment will require the approval of Mandalay's stockholders if it:

    . increases the maximum number of shares of common stock which may be issued under the plan;

    .  extends the term of the plan;

    . increases the period during which a stock option may be exercised beyond ten years from the date of grant;

    . materially increases the benefits accruing to participants under the plan; or

    . materially modifies the requirements for eligibility to receive options or restricted stock awards under the plan.

In addition, the Board generally cannot amend or terminate the Incentive Plan without the consent of the optionee or recipient of any outstanding stock option or restricted stock award adversely affected by the Board's action.

      With limited exceptions, options and restricted stock awards (other than awards that have vested and as to which all restrictions have lapsed) granted pursuant to the Incentive Plan cannot be transferred or assigned except by will or by the laws of descent and distribution and such options cannot be exercised during the optionee's lifetime by any person other than the optionee or the optionee's guardian or legal representative. Any option that is not an incentive stock option (an "ISO") will be transferable pursuant to a "domestic relations order" as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and may, at the Administrator's discretion, be transferable without payment of consideration to one or more of the optionee's immediate family members (i.e., spouse or former spouse, parents, issue, including adopted and "step" issue, or siblings), trusts for the benefit of one or more immediate family members, partnerships whose partners are immediate family members, or to any transferee permitted by a rule adopted by the Administrator or approved by the Administrator in an individual case. Any transferee will be subject to all of the conditions set forth in the agreement evidencing the option.

      The purchase price, if applicable, and the number and kind of shares that may be purchased upon exercise of options or acquired under restricted stock awards granted pursuant to the Incentive Plan, and the number of shares which may be issued pursuant to the Incentive Plan, are subject to adjustment in certain events, including any stock split, recapitalization or reorganization.

      On May 13, 2002, the closing price of the Mandalay common stock, as reported on the New York Stock Exchange Composite Tape, was $34.30 per share.

Certain Federal Income Tax Aspects of the Plan

      Incentive Stock Options. In general, the grantee of an ISO will not recognize regular taxable income upon either the grant or the exercise of the option. The grantee will recognize capital gain or loss on a disposition of the shares acquired upon exercise of an ISO, provided the grantee does not dispose of the shares within two years after the date the option was granted or within one year after the date the shares were transferred to the grantee. For regular federal income tax purposes, the maximum rate of tax applicable to capital gains is dependent on the length of time the shares have been held at the time of sale. If the shares have been held for more than one year, the maximum regular federal tax rate applicable to the gain on the sale will be 20% (18% if held more than five years). If the shares have been held for one year or less, the gain on the sale will be taxed at the same tax rate (a maximum of 38.6% for income reported for 2002) applicable to other taxable income generally. If the option holder satisfies both of the foregoing holding periods, then Mandalay will not be allowed a deduction by reason of the grant or exercise of an ISO.

      As a general rule, if the grantee disposes of shares acquired through exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized by the grantee on the disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise and the adjusted basis of the shares, and Mandalay will be entitled to a deduction in that amount. The income recognized will not, however exceed the difference between the amount actually realized on the disposition and the adjusted basis of the shares (which would limit the amount of income recognized if, for example, the value of the shares declined subsequent to the date the option was exercised). The gain (if any) in excess of the amount treated as ordinary income will be treated as a long or short term capital gain (based on the length of time the grantee held the shares as of the date of the disposition).

      The amount by which the fair market value of a share at the time of exercise exceeds the option exercise price will be included in the computation of the option holder's "alternative minimum taxable income" in the year the ISO is exercised. Currently, the maximum alternative minimum tax rate is 28%. If the holder of an ISO pays alternative minimum tax with respect to the exercise of an incentive stock option, then the amount of such tax paid will be allowed as a credit against regular tax liability in subsequent years. The option holder's basis in the shares for purposes of the alternative minimum tax will be adjusted when income from a disposition of the shares is included in alternative minimum taxable income.

      Nonqualified Stock Options. A grantee of a nonqualified stock option (which is an option other than an option that qualifies as an ISO or which is designated as not intended to be an ISO) will not recognize taxable income at the time the option is granted, and Mandalay will not be allowed a deduction by reason of the grant. The grantee will generally recognize ordinary income in the taxable year in which he or she exercises the option. The amount of income will be generally equal to the excess of the fair market value of the shares received upon exercise (determined at the time of exercise) over the option exercise price paid for the shares. Mandalay will, subject to various limitations, be allowed a deduction in the same amount. Upon disposition of these shares, the grantee will recognize a long or short term capital gain or loss equal to the difference between the amount realized on disposition and his or her basis in the share (which ordinarily would be the fair market value of the shares on the date the option was exercised).

      Other Awards. The recipient of a restricted stock award will become vested as provided for by the Administrator when making the award. Under applicable provisions of the Code, the recipient will, for federal income tax purposes, be required to include in his or her taxable income (as ordinary compensation income) the value of the shares subject to the award as of the time they become vested (reduced by the amount, if any, that was required to be paid for the shares). The fair market value of the shares as of the vesting date establishes the basis for determining capital gains or losses on a subsequent sale of the shares, and the holding period for purposes of determining the long or short-term character of a capital gain starts on the vesting date (not on the date the shares were granted).

      If a recipient of a restricted stock award makes a special election under
Section 83(b) of the Code, however, he or she will recognize as ordinary income the fair market value of the stock subject to the award as of the date the shares are granted, even though the shares have not yet vested. An election under this Code provision must be made within 30 days of the transfer of the shares, and the fair market value of the shares must be determined without regard to the vesting restrictions that otherwise could cause the shares to be forfeited. If the shares are forfeited, the award recipient will not be able to claim a tax loss for the forfeiture except to the extent he or she was required to pay a purchase price for the shares. As a consequence of making an
Section 83(b) election, however, the award recipient will have no income as a result of the later vesting of the shares, and when the shares are sold, the difference between the amount realized from the sale and the fair market value on the date of grant (i.e., the value used in reporting income as a result of the Section 83(b) election), will be a capital gain or loss, and will be either long or short term by reference to the original grant date.

      Deductibility of Executive Compensation Under Code Section
162(m). Section 162(m) of the Code sets limits on the deductibility of compensation in excess of $1,000,000 paid by publicly held companies to certain employees (the "million dollar cap"). The IRS has also issued Treasury Regulations which provide rules for the application of the "million dollar cap" deduction limitations. Income which is treated as "performance-based compensation" under these rules will not be subject to the limitation on deductibility imposed by Code Section 162(m).

      The Incentive Plan has been designed to permit option grants to qualify under the performance-based compensation rules so that income attributable to the exercise of a nonqualified option may be exempt from the million dollar cap limits on deduction. The Plan's provisions are consistent in form with the performance-based compensation rules, so that if the Administrator that grants options consists exclusively of members of the Board who qualify as "outside directors" the compensation income arising on exercise of those options should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m). In addition, if the Administrator determines to make performance-based stock awards, as described above, the income attributable to those stock awards should also be treated as performance-based compensation that is exempt from the limitations of Code
Section 162(m).

      The foregoing description of the Incentive Plan is qualified in all respects by the actual provisions of the plan, a copy of which is included with this proxy statement as Appendix B.

Equity Compensation Plan Information

      The following table gives information about our common stock that may be issued upon the exercise of options outstanding under all of our existing equity compensation plans as of January 31, 2002. As of that date, we did not have any warrants or other rights to acquire our common stock outstanding under our plans. The table does not include the additional shares which will be authorized for issuance under the 2002 Stock Incentive Plan if that plan is approved by stockholders.

                                Equity Compensation Plan Information
----------------------------------------------------------------------------------------------------
                                                                     Number of securities
                         Number of securities                       remaining available for
                             to be issued       Weighted-average     future issuance under
                           upon exercise of    exercise price of   equity compensation plans
                         outstanding options, outstanding options,   (excluding securities
      Plan category      warrants and rights  warrants and rights  reflected in column (a))
----------------------------------------------------------------------------------------------------
                                 (a)                  (b)                     (c)

  Equity compensation
  plans approved by
  security holders            7,714,610              $16.45                  5,017(2)
----------------------------------------------------------------------------------------------------

  Equity compensation
  plans not approved by
  security holders(1)         2,182,761              $15.51                  1,773
----------------------------------------------------------------------------------------------------

    Total                     9,897,371              $16.24                  6,790

--------
    (1) These plans are our 1998 Stock Option Plan and our 1999 Non-Employee Directors Stock Option Plan which are described below.
    (2) All of these shares are available under our 1993 Stock Option Plan. No awards other than stock options may be granted under the 1993 Stock Option Plan.

      On April 23, 1998 our Board of Directors adopted the 1998 Stock Option Plan (the "1998 Plan"), which provides for the issuance of options to purchase shares of Mandalay common stock to full-time salaried employees of Mandalay and its subsidiaries (other than excluded individuals) who have managerial, professional or supervisory responsibilities and consultants and advisors (other than excluded individuals) who render bona fide services to Mandalay and its subsidiaries, in each case, where the committee administering the plan determines that the individual has the capacity to make a substantial contribution to the success of Mandalay. Individuals who serve as executive officers of Mandalay (including its Chairman of the Board, its President, its Vice-Presidents) and directors of Mandalay are not permitted to receive options under the 1998 Plan, and the plan may not be amended to permit the grant of options to such individuals without the approval of our stockholders. Except as otherwise provided in the preceding sentence, the 1998 Plan may be amended by the Board of Directors without the consent of stockholders, but any amendment may not, without the consent of the holder of any options granted pursuant thereto, affect the holder's rights under those options. The number of individuals who are currently eligible to receive options under the 1998 Plan is approximately 2,800. The 1998 Plan, which provides for the issuance of options to purchase up to three million shares, is administered by the Compensation Committee of Mandalay's Board of Directors which has the authority, subject to the limits imposed by the terms of the plan, to determine the persons to whom options are granted and the terms of those options.

      On February 12, 1999, our Board of Directors adopted the 1999 Non-Employee Directors Stock Option Plan (the "1999 Plan"), which provides for the grant of options to purchase up to 100,000 shares to our non-employee directors. The Board of Directors has exclusive authority, subject to the limits imposed by the terms of the 1999 Plan, to determine the individuals to whom options are to be granted and the terms of those options. On the date the 1999 Plan was adopted, the Board of Directors granted to each of the four individuals then serving as a non-employee director an option to purchase 25,000 shares of our common stock at $14.50 per share, representing the closing price of the common stock on the New York Stock Exchange Composite Tape on the date of the grants. The 1999 Plan may be amended by the Board of Directors without the consent of stockholders, but any amendment may not, without the consent of the holder of any options granted pursuant thereto, affect the holder's rights under those options. Subject to the rights reserved to the Board of Directors, the 1999 Plan is administered by a committee whose members are Michael S. Ensign and Glenn W. Schaeffer, neither of whom is eligible to receive an award under the 1999 Plan.

      No awards other than stock options may be granted under the 1998 Plan or the 1999 Plan. The options granted under the 1998 Plan and the 1999 Plan are not intended to qualify as incentive stock options under Section 422 of the Code. Each option granted under either plan must be granted at an exercise price which is not less than the fair market value of Mandalay's common stock on the grant date. The purchase price and the number and kind of shares that may be purchased upon the exercise of options granted pursuant to either plan, and the number of shares which may be issued pursuant to either plan, are subject to adjustment in certain events, including any stock split, recapitalization or reorganization. Each option granted under either plan may be for a term of not more than ten years and, by its terms, will not be transferable except by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative. If a stock option granted under either plan expires or is terminated, canceled or surrendered for any reason without being exercised in full, the shares of common stock which were subject to the unexercised portion of the stock option will again become available for issuance under that plan. Each option granted under either plan, except as otherwise provided by the terms of the grant, will continue to be exercisable in the event of a termination of the optionee's employment or other relationship with Mandalay (but only to the extent exercisable at the time of such termination) for a period of three months or until such earlier date as the option expires by its terms. In the event of the optionee's total disability, an option becomes immediately exercisable in full for a period of six months (in the case of the 1998 Plan) or 12 months (in the case of the 1999
Plan) or, in either case, until the earlier date the option expires by its terms. Each option granted under either plan becomes immediately exercisable in full for a period of 12 months in the event of the optionee's death or until the earlier date the option expires by its terms. Specified acts of misconduct, such as dishonesty, disclosure of confidential information or the inability of the optionee to continue the optionee's relationship with Mandalay under any law or governmental regulation, including any Nevada gaming law or regulation, will result in the immediate termination of an option granted under either plan. Each plan will remain in effect for a period of ten years following its adoption by our Board of Directors or until earlier terminated by our Board of Directors.

Vote Required for Approval of the Incentive Plan

      Your Board of Directors has approved the Incentive Plan. However, the Incentive Plan will become null and void unless at the meeting the number of shares of common stock voted "FOR" approval of the Incentive Plan exceeds the number of shares voted "AGAINST" such approval.

      Your Board of Directors recommends a vote "FOR" approval of the Incentive Plan.

--------------------------------------------------------------------------------
Item 3 - Ratification of Selection of Independent Auditors
--------------------------------------------------------------------------------

      On May 14, 2002, the Board of Directors selected Deloitte & Touche LLP ("Deloitte") as Mandalay's independent auditors for the fiscal year ending January 31, 2003. The selection of Deloitte was recommended to the Board of Directors by its Audit Committee. Although not required by law or otherwise, the selection is being submitted to the stockholders for ratification. Deloitte has been selected to replace Arthur Andersen LLP ("Andersen"), an international firm of certified public accountants, which has audited Mandalay's financial statements since 1980.

      The decision to change auditors was not the result of any disagreement with Andersen with respect to any reporting or disclosure requirement applicable to Mandalay. The reports of Andersen on Mandalay's consolidated financial statements for the fiscal years ended January 31, 2002 and 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During our fiscal years ended January 31, 2002 and 2001 and the interim period from February 1, 2002 through May 14, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the matter in their report. During such fiscal years and interim period there were no "reportable events", as that term is defined in paragraph (a)(1)(v) of
Item 304 of Securities and Exchange Commission Regulation S-K. During such fiscal years and interim period Andersen did not advise us that the internal controls necessary for Mandalay to develop reliable financial statements did not exist, or of any material matters with respect to our reports or financial statements or of information that had come to its attention that had led it to no longer be able to rely on our management's representations, or that made it unwilling to be associated with the financial statements prepared by our management, or that led it to advise us of the need to expand significantly the scope of its audit or that led it to question the fairness or reliability of its previously issued audit reports or the underlying financial statements or any financial statements that may be issued covering any fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

      During our fiscal years ended January 31, 2002 and 2001 and the interim period prior to our engagement of Deloitte, we did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Mandalay's consolidated financial statements, or on any matter on which there was a disagreement with Andersen or which constituted a reportable event, as described above.

      We anticipate that a representative of Deloitte will be present at the meeting and, if so, he will be given the opportunity to make a statement if he desires to do so. We also anticipate that the Deloitte representative, if present at the meeting, will be available to respond to appropriate questions from stockholders. We do not expect a representative of Andersen to attend the meeting but, if an Andersen representative should be present at the meeting, he will also be given the opportunity to make a statement and to respond to appropriate questions from stockholders if he desires to do so.

Audit Fees

      Audit fees billed to Mandalay by Andersen during the fiscal year ended January 31, 2002 for the audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-Q totaled $475,000.

Financial Information Systems Design and Implementation Fees

      Mandalay did not engage Andersen to provide advice regarding financial information systems design and implementation during the fiscal year ended January 31, 2002.

All Other Fees

      Fees billed to Mandalay by Andersen during the fiscal year ended January 31, 2002 for all non-audit services rendered to us, including tax related services, totaled $521,000. The Audit Committee of the Board of Directors considered whether the provision of these services by Andersen was compatible with maintaining that firm's independence.

      The Board of Directors recommends a vote "FOR" ratification of the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending January 31, 2003.
--------------------------------------------------------------------------------
Executive Compensation
--------------------------------------------------------------------------------

                           Summary Compensation Table

  This table indicates, for each of our last three fiscal years, the cash and other compensation paid to our executive officers who are named in the table. In this proxy statement, we sometimes refer to this group of individuals as our "Named Executive Officers."

                                    Annual Compensation (1) Long Term Compensation
                                  -----------------------------------------------------------
       Name and              Fiscal Salary      Bonus        Restricted  Securities All Other
       Principal             Year   ($)         ($)         Stock Awards Underlying Compensa-
       Position                                                 ($)      Options(2)   tion
                                                                            (#)        ($)
----------------------------------------------------------------------------------------------
  Michael S. Ensign           2002      983,333     800,000            0  1,400,000     750(3)
   Chairman of the Board      2001      900,000     900,000            0          0     625
   and Chief Executive        2000      900,000     900,000            0  1,000,000     500
   Officer
----------------------------------------------------------------------------------------------
  Glenn W. Schaeffer          2002      822,252     540,000            0    450,000  25,194(4)
   President, Chief           2001      733,333     800,000            0          0  25,519
   Financial
   Officer and Treasurer      2000      800,000     800,000            0    350,000  25,837
----------------------------------------------------------------------------------------------
  William A. Richardson       2002      933,333     740,000            0  1,400,000     750(5)
   Vice Chairman of the       2001      850,000     850,000            0          0     625
   Board                      2000      850,000     850,000            0  1,000,000     500
----------------------------------------------------------------------------------------------
  Yvette E. Landau            2002      200,000     262,500            0    166,000   1,000(6)
   Vice President, General    2001      200,000     281,250            0          0     875
   Counsel and Secretary      2000      181,250     225,000            0     72,500     750
----------------------------------------------------------------------------------------------
  Les Martin                  2002      197,177     113,832            0     59,000   6,656(7)
   Vice President and         2001      174,500     137,000            0          0   6,716
   Chief Accounting           2000      137,000     137,000            0     25,000   6,677
   Officer

(1) Certain of the individuals named in this table received personal benefits that are not reflected in their salary and bonus amounts. The value of the personal benefits received by each of these individuals did not, in any of our last three fiscal years, exceed $50,000 or 10% of the individual's total annual salary and bonus for that fiscal year.

(2) We have not granted any stock appreciation rights ("SARs").

(3) This amount represents a contribution we made to our 401(k) Plan for Mr. Ensign's benefit.

                                              (footnotes continued on next page)

(4) Of this amount, $1,419 represents the premium we paid for the term life portion of a split-dollar life insurance policy, $17,617 represents the present value (more fully described in Note 8) of the nonterm portion of the premium we paid for that split-dollar policy, $5,408 represents disability insurance premiums we paid, and $750 represents a contribution we made to our 401(k) Plan for Mr. Schaeffer's benefit.

(5) This amount represents a contribution we made to our 401(k) Plan for Mr. Richardson's benefit.

(6) This amount represents a contribution we made to our 401(k) Plan for Ms. Landau's benefit.

(7) Of this amount, $177 represents the premium we paid for the term life portion of a split-dollar life insurance policy, $3,907 represents the present value (more fully described in Note 8) of the nonterm portion of the premium paid for that split-dollar policy, $1,572 represents disability insurance premiums we paid, and $1,000 represents a contribution we made to our 401(k) Plan for Mr. Martin's benefit.

(8) The present value of the premium we paid on the nonterm portion of each of the split-dollar life insurance policies referred to in Notes 4 and 7 represents a value equivalent to the interest-free use of that premium over the period from the date we paid the premium to the earliest date we are expected to receive a refund of the premium, based on an interest rate of 8.2% per annum. For fiscal 2000 and fiscal 1999 we reported the amount in the same manner.

                     Option Grants In Last Fiscal Year (1)

  This table shows the number and value of stock options granted to each of our Named Executive Officers in fiscal 2002.


                                      % of Total                       Potential Realizable
                          Number of     Options                          Value at Assumed
                          Securities  Granted to  Exercise                Annual Rate of
                          Underlying   Employees   or Base                  Stock Price
                           Options        in      Price (2) Expiration   Appreciation for
        Name             Granted (#)  Fiscal Year  ($/Sh)    Date (6)     Option Term (7)
                                                                         5% ($)    10% ($)
--------------------------------------------------------------------------------------------
  Michael S. Ensign      1,000,000(3)    21.73      20.20    2/28/11   12,703,671 32,193,598
                           400,000(4)     8.69      17.25    10/1/11    4,337,870 10,992,150
--------------------------------------------------------------------------------------------
  Glenn W. Schaeffer       250,000(5)     5.43      20.20    2/28/11    3,175,918  8,048,399
                           200,000(4)     4.35      17.25    10/1/11    2,168,935  5,496,075
--------------------------------------------------------------------------------------------
  William A. Richardson  1,000,000(3)    21.73      20.20    2/28/11   12,703,671 32,193,598
                           400,000(4)     8.69      17.25    10/1/11    4,337,870 10,992,150
--------------------------------------------------------------------------------------------
  Yvette E. Landau         100,000(5)     2.17      20.20    2/28/11    1,270,367  3,219,360
                            66,000(4)     1.43      17.25    10/1/11      715,749  1,813,705
--------------------------------------------------------------------------------------------
  Les Martin                25,000(5)     0.54      20.20    2/28/11      317,592    804,840
                            34,000(4)     0.74      17.25    10/1/11      368,719    934,333

(1)No SARs were granted.

(2)Options may be exercised with cash, other shares of our common stock or a combination of cash and such shares at the discretion of the committee which administers our stock option plans.

(3)By its terms, the option pursuant to which these shares may be purchased first became exercisable as to 333,333 shares on the first anniversary of the grant date, becomes exercisable as to 333,333 shares on the second anniversary of the grant date and becomes exercisable as to the remaining 333,334 shares on the third anniversary of the grant date.

(4)By its terms, the option pursuant to which these shares may be purchased first becomes exercisable as to all of the shares covered thereby on October 2, 2002.

(5)By its terms, the option pursuant to which these shares may be purchased first becomes exercisable in five equal annual installments beginning on the first anniversary of the grant date.

(6)Each option is subject to termination prior to its stated expiration date in certain instances relating to termination of employment.

(7)These amounts are based on assumed rates of appreciation and are not intended to forecast future appreciation in the price of our common stock. Actual gains, if any, on stock option exercises are dependent on the future performance of our stock. There can be no assurance that the amounts reflected in these columns will be achieved or, if achieved, that they will exist at the time of any option exercise.

 Aggregated Option Exercises In The Last Fiscal Year And Fiscal Year-End Option
                                   Values (1)

  This table shows the number and value of stock options exercised in fiscal 2002, and the value of unexercised options as of the end of fiscal 2002, for each of our Named Executive Officers.


                          Shares             Number of Securities      Value of Unexercised
                         Acquired           Underlying Unexercised    In-the-Money Options at
                            on     Value       Options at Fiscal        Fiscal Year-End(2)
                         Exercise Realized       Year-End (#)                   ($)
        Name               (#)      ($)    Exercisable/Unexercisable Exercisable/Unexercisable
----------------------------------------------------------------------------------------------
  Michael S. Ensign          0      N/A        666,666/1,733,334       9,366,657/15,453,343
----------------------------------------------------------------------------------------------
  Glenn W. Schaeffer         0      N/A          766,666/566,667       11,704,990/5,311,671
----------------------------------------------------------------------------------------------
  William A. Richardson      0      N/A        666,666/1,733,334       9,366,657/15,453,343
----------------------------------------------------------------------------------------------
  Yvette E. Landau           0      N/A           75,833/190,167        1,113,579/1,671,346
----------------------------------------------------------------------------------------------
  Les Martin                 0      N/A             8,333/67,334            117,079/621,543

(1)No SARs were exercised during fiscal 2002 or held as of January 31, 2002.

(2)Represents, with respect to each share, the closing price for our common stock on the New York Stock Exchange on January 31, 2002, less the exercise price payable for the share.

Employment Agreements

      Mandalay currently employs Michael S. Ensign, Glenn W. Schaeffer and William A. Richardson pursuant to employment agreements, each of which became effective on June 1, 1995. While each employment agreement terminates on May 31, 2002, neither Mandalay's continued employment of Messrs. Ensign, Schaeffer and Richardson nor their respective positions with Mandalay is expected to be affected by such terminations. Under their agreements, Messrs. Ensign, Schaeffer and Richardson are entitled to receive current minimum base salaries of $837,561, $804,057 and 837,561, respectively, plus any discretionary increases that are determined by the Board of Directors. Each agreement provides for the employee's eligibility to receive an annual bonus with a targeted annual bonus of not less than 100% of the employee's then-current base salary. Each agreement obligates Mandalay to pay the employee's current base salary and targeted bonus (plus any other amounts due to, or for the benefit of, the employee) until May 31, 2002. Each agreement also provides that if, during the remaining term of the agreement, the employee's employment is terminated because of his removal from his position as an executive officer of Mandalay, Mandalay's breach of any material provision of the agreement, he is required to work at any place other than in Las Vegas, a "Change in Control" occurs or the agreement is terminated by Mandalay without "Cause," the employee will be entitled to receive his current base salary and targeted bonus plus any other amounts due to, or for the benefits of, the employee for a period of 12 months. Upon any such termination of employment, any options to purchase Mandalay's common stock then held by the terminated employee will become exercisable immediately in accordance with the terms of his employment agreement. Each employment agreement provides that Mandalay may, with or without cause, and without terminating the employee's employment, remove the employee from his position as an executive officer of Mandalay upon 60 days' notice. In that event, the employee may, during the 60-day period, elect to continue as an employee in a nonexecutive capacity in accordance with the other terms of his employment agreement, or may elect to terminate the agreement. A "Change of Control" generally will occur for purposes of the agreement upon the acquisition by any person of more than 50% of Mandalay's common stock, upon the consolidation or merger of Mandalay if, as a result, the holders of Mandalay's common stock immediately prior to the transaction own, directly or indirectly, less than 50% of the voting power of the voting stock of the surviving entity immediately after the transaction, or if Mandalay is liquidated or dissolved or adopts a plan of liquidation. For purposes of the agreement, Mandalay's right to terminate for "Cause" includes the employee's fraud, misappropriation, embezzlement, or other act of material misconduct against Mandalay or any of its affiliates, his willful violation of any rules or regulations of any governmental or regulatory body which is materially injurious to Mandalay's financial condition, his conviction of a felony or his loss of any personal gaming or related regulatory approval or license required to perform his duties under the agreement.

Executive Officers' Bonus Plan

      We have an Executive Officers' Bonus Plan which was adopted by our Board of Directors on April 26, 2000 and approved by our stockholders on June 15, 2000.

      The Bonus Plan is a performance bonus plan which is designed to provide certain senior executives with incentive compensation based upon the achievement of pre-established performance goals. The Bonus Plan is intended to provide an incentive for superior work and to motivate participating officers toward even higher achievement and business results, to tie their goals and interests to those of Mandalay and its stockholders and to enable Mandalay to attract and retain highly qualified executive officers. Executive officers at the level of vice president or above may be eligible to participate in the Bonus Plan. Prior to, or at the time of, establishment of the performance objectives for a performance period, which will generally be the fiscal year, the Committee designated under the Bonus Plan (currently the Compensation Committee (the "Committee")) designates the specific executive officers who will participate in the Bonus Plan for that performance period. Messrs. Ensign, Schaeffer and Richardson have been designated to participate in the Bonus Plan for the fiscal year ending January 31, 2003.

      The Bonus Plan is designed to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), as that section relates to performance-based compensation. Section 162(m) generally limits to $1,000,000 the amount of tax deductible compensation that may be paid by Mandalay in a fiscal year to each of the officers named in the compensation table of its proxy statement for that fiscal year. At the beginning of each performance period and subject to the requirements of Section 162(m), the Committee establishes performance goals, specific performance objectives and objectively determinable computation formula or methods for determining each participant's bonus under the Bonus Plan for that performance period. The performance goals may include any one or more of the following corporate business criteria: stock price, market share, gross revenue, net revenue, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues, productivity or any variations of the preceding criteria. In addition, to the extent consistent with the goal of providing for deductibility under Section 162(m) of the Code, performance goals may include a participant's attainment of personal objectives with respect to any of the foregoing performance goals or implementing policies and plans, negotiating transactions and sales, developing long-term business goals or exercising managerial responsibility.

      At or after the end of each performance period, the Committee is required by the terms of the Bonus Plan to certify in writing whether the pre-established performance goals and objectives have been satisfied in such performance period. The actual bonus award for any participant for a performance period will then be determined based upon the pre-established computation formulae or methods. In no event will any bonus award for any fiscal year exceed the lesser of 150% of the participant's annual base salary as in effect at the beginning of the fiscal year or $2,500,000. The Committee has no discretion to increase the amount of any participant's bonus under the Bonus Plan as so determined, but may reduce the amount of, or totally eliminate, the bonus if the Committee determines, in its absolute and sole discretion, that such a reduction or elimination is appropriate in order to reflect the participant's performance or unanticipated factors. In no event will the aggregate amount of all bonuses payable in any plan year under the Bonus Plan exceed 10% of Mandalay's average annual income before taxes during its preceding five fiscal years.

      Approved awards under the Bonus Plan are payable in cash as soon as is practicable after the end of each performance period and after the Committee has certified in writing that the relevant performance goals were achieved. Awards that are otherwise payable to a participant who is not employed by Mandalay as of the last day of a performance period will be prorated or eliminated pursuant to specified provisions of the Bonus Plan. A participant will recognize ordinary taxable income upon receipt of payments under the Bonus Plan.

Pension Plan

      The following table shows the estimated annual benefits payable to "Tier I" participants under Mandalay's Supplementary Executive Retirement Plan (the "SERP") at normal retirement (which is age 65), based on years of service credited under the SERP and the participant's final compensation, as determined under the SERP. The amounts payable to "Tier I" participants represent the highest level of benefits available under the SERP.


                                Estimated Annual Benefits
                                Upon Retirement at Age 65
                   After Completion of the Following Years of Service*
-----------------------------------------------------------------------------------------
                                              Years of Service
           ------------------------------------------------------------------------------
  Remuneration**   Less than 4  4 or 5   6 or 7   8 or 9   10 or 11  12 or 13  14 or more
-----------------------------------------------------------------------------------------
  $  200,000           $ 0     $ 40,000 $ 50,000 $  60,000 $ 80,000 $  100,000 $  120,000
-----------------------------------------------------------------------------------------
  $  450,000           $ 0     $ 90,000 $112,500 $ 135,000 $180,000 $  225,000 $  270,000
-----------------------------------------------------------------------------------------
  $  700,000           $ 0     $140,000 $175,000 $ 210,000 $280,000 $  350,000 $  420,000
-----------------------------------------------------------------------------------------
  $  950,000           $ 0     $190,000 $237,500 $ 285,000 $380,000 $  475,000 $  570,000
-----------------------------------------------------------------------------------------
  $1,200,000           $ 0     $240,000 $300,000 $ 360,000 $480,000 $  600,000 $  720,000
-----------------------------------------------------------------------------------------
  $1,450,000           $ 0     $290,000 $362,500 $ 435,000 $580,000 $  725,000 $  870,000
-----------------------------------------------------------------------------------------
  $1,700,000           $ 0     $340,000 $425,000 $ 510,000 $680,000 $  850,000 $1,020,000
-----------------------------------------------------------------------------------------
  $1,950,000           $ 0     $390,000 $487,500 $ 585,000 $780,000 $  975,000 $1,170,000
-----------------------------------------------------------------------------------------
  $2,200,000           $ 0     $440,000 $550,000 $ 660,000 $880,000 $1,100,000 $1,320,000


      *The amounts set forth in the table are computed as an annual benefit payable in the form of a straight-life annuity, commencing following the participant's attainment of age 65, the normal retirement age under the SERP. The benefits listed in the table are not subject to any deduction for Social Security or other offset amounts.

      **The amount of a participant's remuneration for purposes of determining benefits under the table is his or her highest annual compensation during any of the last five full calendar years the participant is employed (or such smaller number of full calendar years if the participant has not worked for five years at the time of terminating his or her employment) or the 12-month period ending on the participant's termination of employment with Mandalay. Annual compensation for this purpose is the participant's base salary plus his or her bonus. The SERP limits the amount of bonus that may be taken into account for this purpose to 150% of base salary. A participant is credited with a year of service under the SERP for each period of 12 full months of employment with Mandalay, but service credit for periods prior to enrollment in the plan is limited to ten years.

      For purposes of determining their respective benefits pursuant to the SERP, each of our Named Executive Officers will have 14 or more credited years of service if he or she continues to be employed by Mandalay until age 65, the normal retirement age under the SERP. The credited years of service under the SERP for our Named Executive Officers as of January 31, 2001 were as follows:


                 Name           Credited Years of Service
            ---------------------------------------------
            Michael S. Ensign                 14
            ---------------------------------------------
            Glenn W. Schaeffer                14
            ---------------------------------------------
            William A. Richardson             14
            ---------------------------------------------
            Yvette E. Landau                   9
            ---------------------------------------------
            Les Martin                        14


--------------------------------------------------------------------------------
Certain Transactions
--------------------------------------------------------------------------------

      Donna B. More, a member of our Board of Directors, is the sole stockholder of More Law Group, P.C., a Chicago, Illinois law firm. During the fiscal year ended January 31, 2002, this law firm provided legal services to the Elgin, Illinois joint venture entity in which Mandalay is a 50% participant. Of the fees paid for these services, $94,120 was borne by Mandalay. More Law Group, P.C. has also provided legal services to this joint venture entity during the current fiscal year and it is anticipated that it will do so in the future.

-------------------------------------------------------------------------------

Report of the Board of Directors and the Compensation Committee on Executive Compensation
-------------------------------------------------------------------------------

Introduction

      The Compensation Committee of Mandalay's Board of Directors (the "Committee") was responsible for establishing the policies and procedures relating to the compensation of Mandalay's executive officers for the fiscal year ended January 31, 2002 ("fiscal 2002 "). The Committee also was responsible for decisions relating to the respective levels and forms of their compensation, including the awards made pursuant to Mandalay's Executive Officer Bonus Plan (the "Bonus Plan") and stock option plans, except as we have otherwise indicated in this report. The individuals who served on the Committee during fiscal 2002 were selected by Mandalay's Board of Directors from those directors who are "nonemployee directors" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and are "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). The only individuals who served on the Committee or participated in its deliberations relating to executive compensation during fiscal 2002 were William E. Bannen, M.D. and Michael D. McKee, each of whom served as a member of the Committee for the entire fiscal year. Neither Dr. Bannen nor Mr. McKee has ever been an officer or employee of Mandalay or any subsidiary of Mandalay.

Compensation Policies

      The Committee's principal objective is to promote growth in stockholder value through the establishment and implementation of compensation policies designed to attract, retain and motivate skilled and talented executives. The Committee's review of the compensation of Mandalay's executives and the actions taken by the Committee with respect to executive compensation in fiscal 2002 were guided by the following compensation policies:

     . To establish compensation programs designed to attract and retain highly qualified executives;

    . To provide motivation to Mandalay's executives through compensation that is correlated to the performance of the individual and to the performance of Mandalay;

    . To compensate executives in a manner that rewards both current performance and longer-term performance; and

    . To provide executives with a financial interest in the success of Mandalay similar to the interests of Mandalay's stockholders.

Fiscal 2002 Compensation

      Consistent with the compensation policies of the Committee, the compensation of Mandalay's executive officers for fiscal 2002 included a combination of salary and bonuses to reward short-term performance. To encourage and reward longer-term performance, our executives were also awarded stock options during fiscal 2001.

      In order to more nearly align the compensation of Michael S. Ensign, Mandalay's Chairman and Chief Executive Officer, William A. Richardson, Vice Chairman of Mandalay's Board of Directors, and Glenn W. Schaeffer, Mandalay's President and Chief Financial Officer, with their counterparts at comparable gaming companies, the Committee increased the salaries of Messrs. Ensign, Richardson and Schaeffer from the respective levels which had been in effect for the prior three fiscal years. The base salary of each of the other named executive officers for fiscal 2002 was fixed by Michael S. Ensign without reference to any specific criteria at a level intended to make such officer's attainment of a level of total compensation at or above that received for the prior year significantly dependent on the amount of his or her bonus for the year.

      The fiscal 2002 target bonus of each executive officer whose total cash compensation could exceed $1 million in fiscal 2002 (including Michael S. Ensign, who is discussed in greater detail under "Compensation of the Chief Executive Officer," below) was fixed by the Committee at a level equal to his fiscal 2002 base salary. The bonus paid to each of these officers for fiscal 2002 was determined in part under Mandelay's Executive Officers' Bonus Plan, which was approved by stockholders on June 15, 2000 (the "Bonus Plan") and in part at the discretion of the Committee. As originally determined by the Committee in March 2001, under the Bonus Plan, up to 150% of the target bonus of each executive officer covered by the Bonus Plan could be earned, with one-half based on the level of Mandalay's cash flow margin for fiscal 2002 compared to the average composite cash flow margin of a predetermined group of Mandalay's competitors, based on publicly available information (the "cash flow measure of performance"), and one-half based on a comparison of Mandalay's actual to targeted levels of adjusted net revenue for fiscal 2002 (the "adjusted net revenue measure of performance").

      The terrorist attacks that occurred on September 11, 2001 had a pronounced impact on gaming operations in Las Vegas, including Mandalay's Las Vegas properties which generate a significant portion of Mandalay's revenue. Because of the negative impact of the September 11 attacks, the adjusted net revenue measure of performance, as originally fixed by the Committee, ceased to be a meaningful measure of performance. In order to make that portion of the bonus again meaningful, on October 9, 2001, the Committee established new target levels of adjusted net revenues for the period from October 1, 2001 through January 31, 2002. The Committee did not change the original cash flow measure of performance since it involved the comparison of Mandalay's performance with those of other gaming companies that had been similarly impacted by the September 11 attacks. Based on Mandalay's performance during fiscal 2002, as measured by the cash flow measure of performance, and its performance post-September 11, as measured by the new adjusted net revenue measure of performance, each of the executive officers eligible to receive a bonus under the Bonus Plan would, absent his request of the Committee to reduce his bonus, have been entitled to receive a bonus equal to 120% of his target bonus. Subsequent to September 11, each of the executive officers eligible to receive a bonus under the Bonus Plan requested that the Committee reduce by 50% any bonus to which he might become entitled under the Bonus Plan for fiscal 2002 as part of management's efforts to reduce expenses in the aftermath of September 11. Accordingly, each fiscal 2002 bonus under the Bonus Plan was reduced to 60% of the recipient's target bonus.

      Based on the Committee's subjective evaluation of these executives' handling of the negative impact of the September 11 attacks on Mandalay's operations, Mandalay's better than anticipated performance during the portion of fiscal 2002 following September 11, and the achievement of increased stockholder value, as reflected in prices for Mandalay's common stock that exceeded those achieved at any time during fiscal 2000 or 2001, the Committee awarded a discretionary bonus to each of the executive officers covered by the Bonus Plan.

      Bonus awards to the executives not covered by the Bonus Plan are currently paid quarterly and in fiscal 2002 were determined by the Chief Executive Officer based on his subjective evaluation of these executives without reference to any specific measure of corporate performance.

      In order to retain executives in the competitive environment in which Mandalay operates and to further motivate and encourage their long-term performance on behalf of stockholders, the Committee awarded stock options in March 2001 to each of Mandalay's executive officers, including the Chairman of the Board. In recognition of their increased responsibilities after September 11, the Committee made a second award of stock options to each such executive officer in October 2001. Each stock option has a term of ten years and was granted with an exercise price equal to the closing price of Mandalay's common stock on the date of the grant in order to make the receipt of any benefit from the options dependent on an appreciation in the value of the common stock, thus giving the optionee an interest in Mandalay's performance similar to that of its stockholders. None of the options was exercisable during the first year following the date of grant and, by their terms, the options vest over periods ranging from one to five years. Each award of stock options was based on the Committee's subjective evaluation of the recipient's level of supervisory or management responsibilities and his or her potential contribution to Mandalay's long-term success. In arriving at its decisions regarding the stock options awarded to each recipient, the Committee considered, among other factors, the number and terms of the options already held by the recipient. Mandalay's past performance was not a factor in the Committee's decision.

Compensation of the Chief Executive Officer

      The compensation of Michael S. Ensign, Mandalay's Chief Executive Officer who served in that capacity throughout fiscal 2002, consisted of a base salary and bonus which were determined by the Committee. In order to more nearly align his compensation with the compensation of similarly situated executives at comparable gaming companies, Mr. Ensign's salary for fiscal 2002 was increased by the Committee from the level the Committee had fixed for each of the prior three fiscal years, following the Committee's review of publicly available information concerning executive compensation at comparable gaming companies.

      Mr. Ensign's target bonus for fiscal 2002 was fixed by the Committee at a level equal to his fiscal 2002 base salary. The bonus paid to Mr. Ensign for fiscal 2002 was determined in part under the Bonus Plan and in part at the discretion of the Committee. As originally determined by the Committee in March 2001, under the Bonus Plan, up to 150% of Mr. Ensign's target bonus could be earned, with one-half based on the level of Mandalay's cash flow margin for fiscal 2002 compared to the average composite cash flow margin of a predetermined group of Mandalay's competitors, based on publicly available information (the "cash flow measure of performance"), and one-half based on a comparison of Mandalay's actual to targeted levels of adjusted net revenue for fiscal 2002 (the "adjusted net revenue measure of performance"). As discussed earlier in this report, the terrorist attacks that occurred on September 11, 2001 had a pronounced impact on gaming operations in Las Vegas, including Mandalay's Las Vegas properties which generate a significant portion of Mandalay's revenue. Because of the negative impact of the September 11 attacks, the adjusted net revenue measure of performance, as originally fixed by the Committee, ceased to be a meaningful measure of performance. In order to make that portion of Mr. Ensign's bonus again meaningful, on October 9, 2001, we established new target levels of adjusted net revenues for the period from October 1, 2001 through January 31, 2002. We did not change the original cash flow measure of performance since it involved the comparison of Mandalay's performance with those of other gaming companies that had been similarly impacted by the September 11 attacks. Based on Mandalay's performance during fiscal 2002, as measured by the cash flow measure of performance, and its performance post-September 11, as measured by the new adjusted net revenue measure of performance, Mr. Ensign would, absent his request of the Committee to reduce his bonus, have been entitled to receive a bonus equal to 120% of his target bonus. Subsequent to September 11, Mr. Ensign requested that the Committee reduce by 50% any bonus to which he might become entitled under the Bonus Plan for fiscal 2002 as part of management's efforts to reduce expenses in the aftermath of September 11. Accordingly, Mr. Ensign's fiscal 2002 bonus under the Bonus Plan was reduced to 60% of his target bonus, representing a reduction of $600,000 from the bonus he otherwise would have been entitled to receive under the Bonus Plan.

      Based on the Committee's subjective evaluation of Mr. Ensign's handling of the negative impact of the September 11 attacks on Mandalay's operations, Mandalay's better than anticipated performance during the portion of fiscal 2002 following September 11, and the achievement of increased stockholder value, as reflected in post-September 11 prices for Mandalay's common stock that exceeded those achieved at any time during fiscal 2000 or 2001, the Committee awarded Mr. Ensign a discretionary bonus of $200,000.

      To encourage and reward Mr. Ensign's long-term performance on behalf of Mandalay's stockholders, the Committee awarded him options to purchase 1,000,000 shares of Mandalay common stock on March 1, 2001 and options to purchase an additional 400,000 shares on October 2, 2001. Each option has a ten-year term. The March 2001 options were granted with an exercise price of $20.20 per share and the October 2001 options were granted with an exercise price of $17.25 per share, each representing the closing price of Mandalay's common stock on the date of the grant, as reported on the New York Stock Exchange Composite
Tape, thus making Mr. Ensign's receipt of any benefit from the options dependent on an increase in the market value of Mandalay's common stock. The March 2001 options became exercisable as to 333,333 shares on March 1, 2002 and become exercisable as to 333,333 shares on March 1, 2003 and as to the remaining 333,334 shares on March 1, 2004. The October 2001 options become exercisable as to all of the 400,000 shares covered thereby on October 2, 2002. The number of shares for which Mr. Ensign was granted stock options was based on the Committee's subjective evaluation of his levels of supervisory and management responsibilities and his potential contribution to Mandalay's long-term success. In arriving at its decision with respect to Mr. Ensign's stock options, the Committee considered, among other factors, the number and terms of the stock options he already held. The Committee also took into consideration the fact that, at the time of the March 2001 grant, Mr. Ensign had not been granted any options since February 1999. Mandalay's past performance was not a factor in the Committee's decision

Policy Regarding Deductibility of Compensation for Tax Purposes-Compliance with Code Section 162(m)

      Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation over $1 million paid to its chief executive officer or to any of its four other most highly compensated executive officers. Performance-based compensation will not be subject to the deduction limitation if certain requirements set forth in the Code and applicable Treasury Regulations are met. The Committee's policy is generally to structure the performance-based portion the compensation of those executive officers whose compensation might be subject to the limitations of Code Section 162(m) so as to permit all of the compensation paid to those executives to be allowed as a deduction, and this policy was followed with respect to the fiscal 2002 compensation of Mandalay's executives prior to the events of September 11, 2001. To this end, the terms for the bonuses that might be paid to those officers whose fiscal 2002 compensation might be subject to the Section 162(m) limitation were established under the Bonus Plan to meet the requirements of
Section 162(m). On October 9, 2001, when the Committee, in response to the aftermath of the September 11 attacks, established a new adjusted net revenue measure of performance, it also took that action in a manner intended to preserve the Section 162(m) deduction for the entire amount of any bonuses that might be paid for fiscal 2002 under the Bonus Plan. During the course of the Committee's year-end review of fiscal 2002 relating to its certification of the bonuses payable under the Bonus Plan, the Committee concluded that those bonuses (after giving effect to the 50% reductions requested by the recipients), did not, in the Committee's judgment, adequately compensate those executives. Accordingly, the Committee awarded the discretionary bonuses described above, notwithstanding the fact that a portion of these bonuses would not be deductible under Section 162(m). With the exception of the discretionary bonus paid to Mr. Ensign, and a portion of the discretionary bonuses paid to Messrs. Schaeffer and Richardson (in each case, the amount by which the sum of the recipient's discretionary bonus and his fiscal 2002 salary exceeds $1 million), all of the compensation paid to Mandalay's officers for fiscal 2002 is fully deductible compensation under Section 162(m) of the Code.

      To the extent possible, the Committee intends to continue to structure the compensation of Mandalay's executives to permit all of the compensation paid to these individuals to be allowed as a deduction for federal income tax purposes. But, we may choose to provide compensation that is not deductible in order to retain or to secure the services of key executives, or when we otherwise determine that it is in the best interest of Mandalay to do so.

           Compensation Committee          Board of Directors
           William E. Bannen, Chairman     Michael S. Ensign, Chairman
           Michael D. McKee                William E. Bannen
                                           Arthur H. Bilger
                                           Michael D. McKee
                                           Rose McKinney-James
                                           Donna B. More
                                           William A. Richardson
                                           Glenn W. Schaeffer

--------------------------------------------------------------------------------
Compensation Committee Interlocks and Insider Participation
--------------------------------------------------------------------------------

      The only individuals who served as members of Mandalay's Compensation Committee during the fiscal year ended January 31, 2002 are the committee's current members, William E. Bannen and Michael D. McKee, each of whom served for all of fiscal 2002. Neither member of the Compensation Committee is an officer or other employee, or former officer, of Mandalay or any subsidiary of Mandalay.

      The only individual who served on the Board of Directors during the fiscal year ended January 31, 2002 and participated in the determination of the compensation of Mandalay's executive officers for such fiscal year while also serving as an officer or employee of Mandalay was Michael S. Ensign. See "Report of the Board of Directors and the Compensation Committee on Executive Compensation." Mr. Ensign served as Mandalay's Chief Executive Officer and as its Chief Operating Officer for all of fiscal 2002. Glenn W. Schaeffer, who served as Mandalay's President, Chief Financial Officer and Treasurer for all of fiscal 2002, and William A. Richardson, who served as Mandalay's Vice Chairman of the Board for all of fiscal 2002, did not participate in deliberations concerning the compensation of Mandalay's executive officers for fiscal 2002.

      During the fiscal year ended January 31, 2002, certain of our subsidiaries provided services to Generation 2000 LLC, a Nevada limited liability company ("Generation 2000") whose members are certain of the children and grandchildren of Michael S. Ensign and William A. Richardson, our Chairman of the Board and Vice Chairman of the Board, respectively. For such services, we were paid $13,163, representing our cost of providing the services. During such fiscal year, some of our subsidiaries also sold to Generation 2000 property consisting principally of unused building materials and obsolete furniture and fixtures, for which we were paid $110,769. While, we did not obtain bids for all of the property, based on liquidation and other bids obtained from unrelated third parties for a portion of the assets, we believe the consideration paid for the property was at least as favorable as could have been obtained from an unrelated third party. The transactions were reviewed and approved by the Audit Committee of our Board of Directors.

--------------------------------------------------------------------------------
Report of the Audit Committee
--------------------------------------------------------------------------------

      The Audit Committee oversees Mandalay's financial reporting process on behalf of the Board of Directors. Each member of the Audit Committee, which acts pursuant to an Audit Committee Charter approved by Mandalay's Board of Directors, qualifies as an "independent" director under the current listing standards of the New York Stock Exchange.

      The Audit Committee's job is one of oversight. It is not the duty of the Audit Committee to prepare Mandalay's financial statements, plan or conduct audits or determine that Mandalay's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Financial management (including the internal auditing function) of Mandalay is responsible for preparing the financial statements and maintaining internal controls and Mandalay's independent auditor is responsible for the audit of the annual financial statements and rendering an opinion as to whether those statements were prepared in conformity with generally accepted accounting principles. In carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to Mandalay's financial statements or any professional certification as to the outside auditor's work.

      In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management Mandalay's audited financial statements for the fiscal year ended January 31, 2002. The Audit Committee has discussed with Arthur Andersen LLP, our independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of Mandalay's financial statements. The Audit Committee has received written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1, which relates to the auditor's independence from Mandalay and its related entities, and has discussed with Arthur Andersen LLP their independence from Mandalay. The Audit Committee has also considered whether the performance of the nonaudit services performed for Mandalay by Arthur Andersen LLP during the fiscal year ended January 31, 2002 is compatible with maintaining that firm's independence.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Mandalay's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended January 31, 2002.

                                          Audit Committee
                                          Michael D. McKee, Chairman
                                          William E. Bannen
                                          Arthur H. Bilger

--------------------------------------------------------------------------------
Comparative Stock Price Performance Graph
--------------------------------------------------------------------------------

      This graph compares the cumulative total return (assuming reinvestment of dividends) from January 31, 1997 to January 31, 2002 for (i) our common stock,
(ii) the Dow Jones Industry Group (Casinos), which we refer to as the "Casino Group," and (iii) the Standard & Poor's 500 Composite Stock Index, which we refer to as the "S&P 500 Index." The graph assumes the investment of $100 on January 31, 1997 in each of our common stock, the stocks comprising the Casino Group and the stocks comprising the S&P 500 Index.


                                    [CHART]

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

           MANDALAY RESORT GROUP   CASINO GROUP INDEX  S&P 500 INDEX

1/31/97           $100.00                $100.00          $100.00
1/31/98             65.25                  98.45           126.91
1/31/99             38.65                  72.26           168.14
1/31/00             43.79                  95.82           185.54
1/31/01             61.59                 132.32           183.87
1/31/02             76.74                 174.46           154.18

--------------------------------------------------------------------------------
Stock Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------------------------

Certain Beneficial Owners

      The following table shows how much of our common stock is beneficially owned by each person known to us to be the beneficial owner of more than 5% of Mandalay's common stock. This information is as of April 22, 2002, unless we have indicated otherwise.


                                           Number of Shares      Approximate
              Name and Address            Beneficially Owned Percentage of Class
--------------------------------------------------------------------------------
     Michael S. Ensign                       6,333,333(1)            9.09%
      3950 Las Vegas Blvd. South
      Las Vegas, Nevada 89119
--------------------------------------------------------------------------------
     William A. Richardson                   6,333,333(2)            9.09%
      3950 Las Vegas Blvd. South
      Las Vegas, Nevada 89119
--------------------------------------------------------------------------------
     Bank of America Corporation             6,658,889(3)            9.75%
     NMS Services Inc.
     NMS Services (Cayman) Inc.
     MBG Trust-Wilmington Trust Owner
      Trustee
      100 North Tryon Street
      Charlotte, North Carolina 28255
--------------------------------------------------------------------------------
     Legg Mason, Inc.                        7,427,114(4)           10.87%
      100 Light Street
      Baltimore, Maryland 21202
--------------------------------------------------------------------------------
     Iridian Asset Management LLC            6,860,517(5)           10.04%
     LC Capital Management, LLC
     CL Investors, Inc.
     COLE Partners LLC
     Iridian Private Business Value
      Equity Fund, L.P.
     David L. Cohen
     Harold J. Levy
      (collectively the "Note 5 Filers")
      276 Post Road West
      Westport, Connecticut 06880-4704
--------------------------------------------------------------------------------
     FMR Corp.                               8,712,910(6)           12.75%
      82 Devonshire Street
      Boston, Massachusetts 02109


(1) Includes 5,000,000 shares as to which Mr. Ensign has sole voting and dispositive power and 1,333,333 shares which he may acquire pursuant to currently exercisable stock options.

(2) Includes 5,000,000 shares as to which Mr. Richardson has sole voting and dispositive power and 1,333,333 shares which he may acquire pursuant to currently exercisable stock options.

(3) This is the number of shares benefically owned by Bank of America Corporation ("B of A"), as reported in its Schedule 13G/A filed with the Securities and Exchange Commission on February 15, 2002. In such filing, B of A reported shared voting power with respect to 6,596,301 of these shares, and shared dispositive power with respect to 6,653,889 of these shares, and NMS Services Inc., NMS Services (Cayman) Inc. and MBG Trust-Wilmington Trust Owner Trustee each reported shared voting and dispositive power, with respect to 6,251,358 of these shares. The 6,251,358 shares are held under a Trust Agreement, dated as of September 8, 2000, between NMS Services (Cayman) Inc. and Wilmington Trust Company, as trustee, pursuant to which the trustee is obligated to vote the shares at the meeting in the same proportion as the votes cast by the holders of our other shares.

(4) This is the number of shares beneficially owned by Legg Mason, Inc., as reported in its Schedule 13G/A filed with the Securities and Exchange Commission on February 15, 2002. In such filing, shared voting and dispositive power was reported as to all of the shares.

(5) In a Schedule 13G/A of the Note 5 Filers filed with the Securities and Exchange Commission on January 29, 2002, David L. Cohen and Harold J. Levy each reported shared voting and dispositive power with respect to all of these shares, Iridian Asset Management LLC, LC Capital Management, LLC and CL Investors, Inc. each reported shared voting and dispositive power with respect to 6,455,117 of these shares, and COLE Partners LLC and Iridian Private Business Value Equity Fund, L.P. reported shared voting and dispositive power with respect to 130,000 of these shares. Each of the Note 5 Filers reported as beneficially owned by such filer the number of these shares as to which such filer reported having shared voting and dispositive power.

(6) This is the number of shares beneficially owned by FMR Corp., as reported in its Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2002. In this filing, FMR Corp. reported sole voting power as to 1,142,300 of the shares and sole dispositive power as to all of the shares.

Management

      The following table shows how much of our common stock is beneficially owned by each director of Mandalay, each executive officer of Mandalay who is named in the Summary Compensation Table on page 19, and by all of Mandalay's directors and executive officers as a group. The information in the table is as of April 22, 2002. The "aggregate number of shares beneficially owned" listed in the second column includes the number of shares listed in the third column.


                              Aggregate Number    Right to Acquire   Approximate
                                  of Shares        Within 60 days    Percentage
         Name               Beneficially Owned(1) (Number of Shares)  of Class
--------------------------------------------------------------------------------
   Michael S. Ensign              6,333,333           1,333,333          9.09
--------------------------------------------------------------------------------
   William A. Richardson          6,333,333           1,333,333          9.09
--------------------------------------------------------------------------------
   Glenn W. Schaeffer             1,410,728             933,333          2.04
--------------------------------------------------------------------------------
   Yvette E. Landau                  70,026              70,000             *
--------------------------------------------------------------------------------
   Les Martin                        22,528              21,667             *
--------------------------------------------------------------------------------
   William E. Bannen                 89,500              56,000             *
--------------------------------------------------------------------------------
   Arthur H. Bilger                  67,000              66,000             *
--------------------------------------------------------------------------------
   Michael D. McKee                  70,100              66,000             *
--------------------------------------------------------------------------------
   Rose McKinney-James               37,666              37,666             *
--------------------------------------------------------------------------------
   Donna B. More                     51,000              51,000             *
--------------------------------------------------------------------------------
   All directors and
    executive officers
   as a group (10 persons)       14,485,214           3,968,332         20.04

* Less than one percent.

(1) With the exception of Michael D. McKee, who shares with his wife the voting and dispositive power with respect to the shares he owns, the individuals and group named in the table have sole voting and investment power with respect to the shares they own.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities (collectively, the "reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of these reports. Based on our review of the copies of these reports and written representations received from reporting persons, we believe that all filings required to be made by the reporting persons for the period from February 1, 2001 through January 31, 2002 were made on a timely basis, other than one gift which Glenn W. Schaeffer reported late.
--------------------------------------------------------------------------------
General
--------------------------------------------------------------------------------

Availability of Form 10-K and Annual Report to Stockholders

      Rules of the Securities and Exchange Commission require us to provide our Annual Report to Stockholders for fiscal 2002 to each stockholder who receives this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for the fiscal year ended January 31, 2002 (not including documents incorporated by reference), are available without charge to stockholders upon written request to Mandalay Resort Group, 3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119,
Attention: Chief Financial Officer.

Stockholder Proposals

      To be considered for inclusion in next year's proxy statement, a stockholder proposal must be in writing and received by us no later than January 17, 2003. If a stockholder proposal to be considered at next year's meeting, but not included in the proxy statement, is not received by us on or before April 2, 2003, the persons appointed as proxies may exercise their discretionary voting authority with respect to the proposal. All proposals should be submitted in writing to Mandalay Resort Group, 3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119, Attention: General Counsel.

--------------------------------------------------------------------------------

      A form of proxy is enclosed for your use. Please complete, date, sign and return the proxy at your earliest convenience in the enclosed envelope, which requires no postage if mailed in the United States. A prompt return of your proxy will be appreciated.

                                          By Order of the Board of Directors

                                          /s/ Michael S. Ensign
                                          Michael S. Ensign
                                          Chairman of the Board

Las Vegas, Nevada
May 14, 2002

--------------------------------------------------------------------------------
Appendix A
--------------------------------------------------------------------------------

                             Mandalay Resort Group

                            AUDIT COMMITTEE CHARTER

      The Audit Committee is appointed by the Board to assist the Board in monitoring the integrity of the financial statements of the Company, and the independence and performance of the Company's internal and external auditors.

      The members of the Audit Committee shall meet the requirements relating to independence and expertise, and any other applicable requirements of the national stock exchange(s) on which the Company's Common Stock is listed. The members of the Audit Committee, which shall consist of at least three directors, shall be appointed by the Board.

      The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

      The Audit Committee shall make regular reports to the Board.

      The Audit Committee shall:

      1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

      2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

      3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

      4. Review with management and the independent auditor in person, at a meeting, or by conference telephone call, the Company's quarterly financial statements prior to the release of quarterly earnings. The chair may represent the entire Committee for the purposes of these discussions.

      5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

      6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

      7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Board and the Audit Committee that have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor (or to nominate the outside auditor to be proposed for stockholder approval in any proxy statement).

      8. Approve the fees to be paid to the independent auditor.

      9. Require the submission to the Audit Committee by the independent auditor on a periodic basis of formal written reports delineating all relationships between the auditor and the Company, actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

      10. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

      11. Review the appointment and replacement of the senior internal auditing executive.

      12. Review the significant reports to management prepared by the internal auditing department and management's responses.

      13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

      14. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

      15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements.

      16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

      17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

          (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

          (b) Any changes required in the planned scope of the internal audit.

          (c) The internal audit department responsibilities, budget and staffing.

      18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

      19. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements.

      20. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with Generally Accepted Accounting Principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's compliance policies.

-------------------------------------------------------------------------------
Appendix B
-------------------------------------------------------------------------------

                             Mandalay Resort Group

                           2002 STOCK INCENTIVE PLAN

                        ARTICLE I--PURPOSE OF THE PLAN

      The purposes of the Mandalay Resort Group 2002 Stock Incentive Plan (the "Plan") are to enable Mandalay Resort Group (the "Company") and its Affiliates to attract and retain the services of individuals with managerial, professional or supervisory skills as employees, officers, members of the Board, consultants or advisors of the Company and its Affiliates, and to motivate such persons to use their best efforts on behalf of the Company by the grant of Stock Options and/or Awards to such individuals as provided under the terms of the Plan.

                        ARTICLE II--GENERAL PROVISIONS

      2.1   Definitions. As used in the Plan:

      (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of
Section 424(e) or (f) of the Code, of any successor provision and any other entity which would be an Affiliate but for the fact that such entity is not a corporation.

      (b) "Award" means a grant of shares of Common Stock pursuant to the provisions of the Plan, which may or may not be subject to restrictions, and which may or may not consist of a grant of Performance Shares.

      (c) "Award Agreement" means the written agreement establishing the terms of an Award, as required under Article IV hereof.

      (d) "Board of Directors" or "Board" means the Board of Directors of the Company.

      (e) "Change of Control" means any of the events described in clauses
(i), (ii), (iii) or (iv), below:

      (i) during any twenty-four (24) month period ending on or after the date hereof individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of at least two thirds of the members of the Board then still in office who were either members of the Board at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office (a "Clause (i) Change of Control"); or

      (ii) any person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than a trust established for the purpose of providing retirement benefits for employees of the Company, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 30% of the total voting power of the voting stock of the Company (unless (A) such ownership results from an acquisition of Common Stock by the Company, in which case such ownership shall not constitute a Change of Control unless the person, while still a more-than-30% beneficial owner, acquires additional Common Stock, or
(B) such ownership is previously approved by a resolution duly adopted by the Board prior to a Clause (i) Change of Control); or

      (iii) the Company consolidates with or merges with or into another corporation or sells, assigns. conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person, or any corporation consolidates with, or merges with or into the Company, in any such event pursuant to a transaction in which the outstanding voting stock of the Company is changed into or exchanged for cash, securities or other property; provided, however, that any such transactions that satisfies the requirements to be treated as a "Permitted Clause (iii) Transaction" (as hereinafter defined) shall not be treated as a Change of Control; or

      (iv) the Company is liquidated or dissolved or adopts a plan of liquidation. For purposes of this definition of "Change of Control", a Permitted Clause (iii) Transaction is any transaction described in clause
(iii), above, if such transaction is previously approved by a resolution duly adopted by the Board prior to a Clause (i) Change of Control or if as a result of such transaction, the outstanding voting stock of the Company is changed into or exchanged for voting stock of the surviving or transferee corporation (the "Surviving Corporation") and/or for cash, securities (whether or not including voting stock) or other property, and the holders of the voting stock of the Company immediately prior to such transaction own, directly or indirectly, not less than 50% of the voting power of the voting stock of the Surviving Corporation immediately after such transaction (in substantially the same proportions as the voting stock of the Company was held by such stockholders immediately prior to such transaction). In the event a Permitted Clause (iii) Transaction shall occur, then from and after the time such transaction becomes effective, all references in the Plan to the Company shall be deemed. to be reference to the Surviving Corporation and all references in the Plan to the Board shall be deemed to be references to the Board of the Surviving Corporation.

      (f) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

      (g) "Committee" means the Board acting in its capacity as administrator of the Plan or the committee or committees appointed by the Board from time to time to administer the Plan pursuant to Section 2.2.

      (h) "Common Stock" means the Company's Common Stock, $.01 2/3 par value.

      (i) "Fair Market Value" means, with respect to a specific date, the last reported sale price of the Common Stock on the NYSE Composite Tape on the date such Fair Market Value is being determined, and, in the absence of any sale on such day, the Fair Market Value as determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

      (j) "ISO" means a Stock Option that is intended to qualify as an "incentive stock option" as that term is used for purposes of Code Section 422.

      (k) "Non-qualified Stock Option" means a Stock Option that is not intended or designated to be an ISO.

      (l) "NYSE" means the New York Stock Exchange.

      (m) "Option" means either an "ISO" or a "Non-qualified Stock Option."

      (n) "Optionee" means the recipient of an "Option."

      (o) "Participant" means a person to whom a Stock Option or Award has been granted under the Plan.

      (p) "Performance Goal" means, with respect to a Performance Period, an objective performance goal or goals established by the Committee, consistent with the express terms of the Plan, which must be met as a precondition to the vesting of any Performance Shares granted with respect to a Performance Period under the Plan.

      (q) "Performance Period" means the Company's fiscal year or such other period as may be established as a Performance Period by the Committee from time to time.

      (r) "Performance Shares" means the shares of Common Stock granted pursuant to an Award and designated as Performance Shares by the Committee.

      (s) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time, or any successor rule.

      (t) "Stock Option" means a stock option granted under the Plan which may or may not be intended to qualify as an ISO.

      (u) "Stock Option Agreement" means the written agreement evidencing the terms and conditions of a Stock Option Granted under the Plan, as required under Article III hereof.

      2.2   Administration of the Plan.

      (a)The Plan shall be administered by the Board or by any committee or committees as may be designated by the Board for this purpose, or by a combination of the Board and one or more such committees, each such committee and the Board in its capacity as administrator of the Plan being referred to herein as the "Committee." The Board may, at its discretion, establish a committee that consists of two (2) or more members of the Board, each of whom qualifies as a "non-employee director" (as that term is used for purposes of Rule 16b-3) and an "outside director" (as that term is used for purposes of
Section 162(m) of the Code). In the event the Board establishes more than one committee under this Section 2.2, the Board shall establish as of the time more than one such committee is established, and from time to time thereafter, at its discretion, guidelines that establish the groups of employees, consultants or advisors whose grants under the Plan are to be administered by such committees. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine.

      (b)The Committee shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options and Awards granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option or Award in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options or Awards shall be granted and the number of Stock Options or Awards to be granted to any person; (iv) determine the terms of Stock Options and Awards granted under the Plan, consistent with the provisions of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Option or Award shall be final, binding and conclusive.

      (c)The Committee may act only by a majority of its members then in office; however, the Committee may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

      (d)No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

      2.3 Effective Date. The Plan shall become effective upon its adoption by the Board of Directors, and Stock Options and Awards may be granted upon such adoption and from time to time thereafter, provided, however, that the exercisability of Stock Options and the vesting of Awards granted hereunder shall be subject to approval of the Plan by the stockholders of the Company, within 12 months after the adoption of the Plan by the Board of Directors, in a manner consistent with applicable state law prescribing the method and degree of stockholder approval required for the issuance of corporate stock or options. If the Plan is not so approved, this Plan and all Stock Options and Awards previously granted hereunder shall become null and void.

      2.4 Duration. If approved by the stockholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, the Plan shall remain in effect for a period of ten (10) years following its adoption by the Board of Directors.

      2.5 Shares Subject to the Plan. The maximum number of shares of Common Stock which may be subject to Stock Options and Awards granted under the Plan shall be 3,400,000, subject to adjustment in accordance with Section 5.1, as appropriate. Stock Options and Awards shall be subject to adjustment in accordance with Section 5.1, as appropriate, and shares to be issued upon exercise of Stock Options or in connection with Awards may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, canceled or surrendered for any reason without being exercised in full, or if an Award is forfeited under the terms of the Plan or an Award Agreement, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof and the forfeited shares of Common Stock that had been granted as an Award shall be available for future grants of Stock Options or Awards under the Plan.

      2.6 Limitations on Annual Grants. Notwithstanding anything to the contrary contained herein, the maximum number of shares of Common Stock which may, in the aggregate, be subject to Stock Options or Awards granted under the Plan to any individual in any calendar year shall not exceed 1,500,000, subject to adjustment in accordance with Section 5.1, as appropriate. The method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code.

      2.7 Amendments. The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable; provided, however, that without the approval of the Company's stockholders no amendment shall be made which:

      (a)Increases the maximum number of shares of Common Stock which may be subject to Stock Options or Awards granted under the Plan (other than as provided in Section 5.1, as appropriate); or

      (b)Extends the term of the Plan; or

     (c)Increases the period during which a Stock Option may be exercised beyond ten years from the date of grant; or

     (d)Otherwise materially increases the benefits accruing to Participants under the Plan; or

     (e)Materially modifies the requirements as to eligibility for Participants in the Plan.

Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Option or Award previously granted to such Participant.

     2.8 Participants and Grants. Stock Options and Awards under this Plan may be granted by the Committee to those employees, officers, members of the Board, consultants or advisors of the Company or any of its Affiliates that the Committee determines, at its sole discretion, qualify for such Stock Options or Awards. Subject to the limitations on Options and Awards and on the total number of shares of Common Stock available for grants under the Plan, the Committee may grant Stock Options and Awards for such number of shares of Common Stock as the Committee may, in its sole discretion, determine, which may be established on an individual basis, and may vary from Participant to Participant, all as the Committee may determine in its sole discretion. The Committee may amend or modify any term or condition of any Stock Option or Award Agreement at its discretion; provided, however, that no such amendment or modification shall be permitted that is detrimental to a grantee without the grantee's consent; and provided, further, that no such amendment or modification may be made to an Award Agreement with respect to a Performance Share that is intended to constitute a grant of performance-based compensation for purposes of Code Section 162(m), except as is expressly permitted under the terms of the Plan.

                          ARTICLE III--STOCK OPTIONS

     3.1 General. All Stock Options granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the Participant to whom granted, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine. To the extent required by Section 162(m) of the Code, shares subject to Stock Options which are canceled shall continue to be counted against the award limit set forth in Section 2.6 and if, after grant of a Stock Option, the price of shares subject to such Stock Options is reduced, the transaction shall be treated as a cancellation of the Stock Option and a grant of a new Stock Option and both the Stock Option deemed to be canceled and the Stock Option deemed to be granted shall be counted against the foregoing award limit.

     3.2 Designation as ISO or Non-qualified Stock Option. Each Stock Option granted shall be designated in the Stock Option Agreement as constituting either an ISO or a Non-qualified Stock Option. Any Stock Option that is not designated shall be deemed to have been designated as a Non-qualified Stock Option. Any Stock Option that is intended to qualify as an ISO shall meet the following requirements:

     (a) In the event an ISO is granted to an employee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then, to the extent required by Section 424(d) of the Code, the option exercise price shall not be less than 110% of the Fair Market Value of the shares subject to the ISO on the date the ISO is granted.

     (b)In the event an ISO is granted to an employee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, such ISO shall not be exercisable more than five years from the date of grant of such ISO.

      (c)An ISO shall only become exercisable with respect to shares having a Fair Market Value of $100,000 or less during any one calendar year. To the extent any Stock Option that is designated as an ISO becomes exercisable during any one calendar year with respect to shares of Common Stock with an aggregate Fair Market Value in excess of $100,000, such Stock Option shall, to the extent of such excess, be treated as a Stock Option that is not an ISO. For purposes of the determinations in this paragraph (c), the Fair Market Value of shares of Common Stock shall be determined at the time the Stock Option is granted, and in determining the Fair Market Value of the shares as to which a Stock Option that is intended to be an ISO first becomes exercisable during any one calendar year, that Stock Option shall be considered as aggregated with all ISOs granted under any other plan of the Company or its Affiliates.

      (d)No Option that is granted after the end of the ten (10) year period commencing as of the date the Plan was adopted shall be designated as an ISO.

      3.3 Exercise and Purchase Prices. Subject to the provisions of Section 5.1, the purchase price per share of Common Stock subject to a Stock Option shall be set by the Committee; provided, however, that such price shall be no less than the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

      3.4 Period. The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten (10) years from the date of grant thereof.

      3.5 Exercise. Subject to Sections 2.3 and 5.4, Stock Options may be exercisable immediately upon granting of the Stock Option or at such other time or times as the Committee shall specify when granting the Stock Option, or at such other time or times as may be provided for pursuant to an amendment or modification of a Stock Option Agreement, as permitted under the Plan. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a stockholder of the Company with respect to such shares.

      3.6 Payment. The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by Section 5.3, may be paid:

      (a)In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

      (b)By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

      (c)By a combination of both (a) and (b) above.

      The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

      3.7   Termination of Employment or other Relationship.

      (a)In the event a Participant's employment by, or other service relationship with, the Company or an Affiliate shall terminate for any reason other than those reasons specified in Sections 3.7(b), (c), (d), (e) or (f) hereof while such Participant holds Stock Options granted under the Plan, then all rights of any kind under any outstanding Stock Option held by such Participant which shall not have previously lapsed or terminated and which are exercisable on the date of the termination of employment or other service relationship shall remain so exercisable by the Optionee for a period of three months after such termination unless such Stock Option expires earlier by its terms.

      (b)If a Participant's employment by, or other service relationship with, the Company or its Affiliates shall terminate as a result of such Participant's total disability, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of six months after termination unless such Stock Option expires earlier by its terms. For purposes of the foregoing sentence, "total disability" shall mean permanent mental or physical disability as determined by the Committee.

      (c)In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of death) by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution, and shall remain so exercisable for a period of six months after such Participant's death unless such Stock Option expires earlier by its terms.

      (d)If a Participant's employment by or other service relationship with the Company or an Affiliate shall terminate by reason of such Participant's retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject hereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of six months after termination, unless such Stock Option expires earlier by its terms.

      (e)In the event a Participant's relationship with the Company is subject to an employment or other service agreement that defines a termination without "Cause" and a termination by the Participant for "Good Reason," and such Participant's employment or other service relationship is either terminated by the Company without "Cause" or by the Participant for "Good Reason," (as such terms are defined in the applicable employment or other service agreement between the Company and the Participant), each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable for a period of six months after such termination unless such Stock Option expires earlier by its terms.

      (f)If a Participant (i) shall cease to be employed by, or have a relationship of consultant or advisor to, the Company or an Affiliate because of his discharge or termination for dishonesty, or because he violated any material provision of any employment or other agreement between him and the Company or an Affiliate, or (ii) shall voluntarily resign or terminate his employment with or relationship as a consultant or advisor to the Company or an Affiliate under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and the Company or an Affiliate, or (iii) shall have committed an act of dishonesty not discovered by the Company or an Affiliate prior to the cessation of his employment with or relationship as a consultant or advisor to the Company or an Affiliate, but which would have resulted in his discharge or termination if discovered prior to such date, or (iv) shall, either before or after cessation of his employment with or relationship as a consultant or advisor to the Company or an Affiliate, without the written consent of the Company or an Affiliate, use (except for the benefit of the Company or an Affiliate) or disclose to any other person any confidential information relating to the continuation or proposed continuation of the business or any trade secrets of the Company or an Affiliate obtained as a result of or in connection with such employment or relationship as a consultant or advisor, or (v) shall, either before or after the cessation of his employment with or relationship as a consultant or advisor to the Company or an Affiliate, without the written consent of the Company or an Affiliate, directly or indirectly, give advice to, or serve as an employee, director, officer, or trustee of, or in any similar capacity with, or otherwise directly or indirectly participate in the management, operation, or control of, or have any direct or indirect financial interest in, any corporation, partnership, or other organization which directly or indirectly competes in any respect with the Company or its Affiliates, or (vi) shall cease to be employed by or have a relationship as a consultant or advisor to the Company or an Affiliate because of his inability to continue as an employee, consultant or advisor, as the case may be, under any law or governmental regulation, including any Nevada gaming law or regulation, or (vii) shall voluntarily resign or terminate his employment with or relationship as a consultant or advisor to the Company or an Affiliate under or followed by such circumstances as would have rendered him unable to have continued as an employee, consultant or advisor, as the case may be, under any law or governmental regulation, including any Nevada gaming law or regulation, then forthwith from the happening of any such event, any Stock Options then held by such Participant shall terminate and become void to the extent that they then remain unexercised. Additional forfeiture provisions may be included within the terms of any Stock Option grant to a Participant as may be determined by the Committee in its discretion, provided such provisions are set forth in the written agreement evidencing such Stock Option.

      Notwithstanding anything to the contrary in this Section 3.7, the Committee may vary the time at which any Stock Option granted under the Plan shall terminate by including contrary provisions in the Stock Option Agreement, at its discretion.

      3.8 Effect of Leaves of Absence. Except as provided in the next sentence, it shall not be considered a termination of employment or other service relationship when a Participant is on military or sick leave or such other type of leave of absence which is considered a continuing intact of the employment or other service relationship of the Participant with the Company or any of its Affiliates. In case of such leave of absence, the employment or other service relationship shall be deemed to have continued until the later of
(i) the date when such leave shall have lasted ninety days in duration, or (ii) the date as of which the Participant's right to reemployment shall have no longer been guaranteed either by statute or contract.

      3.9 Amendment of Outstanding Options. Subject to such other explicit limitations as may be set forth in the Plan, the Committee shall have the right to amend the option documents issued to an Optionee, at its discretion; provided, however, that no such amendment may be made without the Optionee's consent if such amendment is not favorable to the Optionee; and provided, further, that no amendment to an Option that has the effect of adjusting or amending the purchase price otherwise provided under the terms of such Option, and no other action by the Committee, whether by cancellation and replacement of Options, or otherwise, that would be treated as resulting in an adjustment or amendment of the purchase price under the Option, shall be permitted without the consent of the stockholders of the Company.

      3.10 Impact of a Change of Control. In the event of a Change of Control, all Options granted pursuant to the Plan that are outstanding as of the date of the Change of Control shall, to the extent not then exercisable, become immediately exercisable in full. To the extent such acceleration of the exercisability of ISO's results in a violation of the limitation set forth in
Section 3.2(c), each such ISO shall be treated as a Non-qualified Stock Option to the extent such Option has vested in excess of the vesting permitted for an ISO. In all other respects, and subject to the authority granted to the Committee pursuant to Sections 3.9 and 5.1, all such Options shall remain in full force and effect and without any other change of terms or conditions.

                               ARTICLE IV--AWARDS

      4.1 Terms and Conditions of Awards. Awards granted pursuant to the Plan shall be evidenced by written Award Agreements in such form as the Committee shall from time to time approve, which Award Agreements shall comply with and be subject to the following terms and conditions and such other terms and conditions which the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

      (a)Number of Shares. Each Award Agreement shall state the number of shares of Common Stock to which it pertains.

      (b)Purchase Price. Each Award Agreement shall specify the purchase price, if any, which applies to the shares subject to the Award. If the Committee specifies a purchase price, the grantee of such Award shall be required to make payment on or before the payment date specified in the Award Agreement in cash, by certified check payable to the order of the Company, or by such other mode of payment as the Committee may approve.

      (c)Grant. In the case of an Award which provides for a grant of shares of Common Stock without any payment, the grant shall take place on the date or dates or on the occurrence of such event or events as may be specified in the Award Agreement. In the case of an Award which provides for a payment, the grant shall take place on the date the initial payment is delivered to the Company, unless the Committee or the Award Agreement otherwise specifies. Stock certificates evidencing shares of Common Stock granted pursuant to an Award shall be issued in the sole name of the grantee.

      (d)Conditions. The Committee may specify in an Award Agreement any conditions under which the grantee of that Award shall be required to convey to the Company the shares of Common Stock covered by the Award. Upon the occurrence of any such specified condition, the grantee of such Award shall forthwith surrender and deliver to the Company the certificates evidencing such shares as well as completely executed instruments of conveyance. The Committee, in its discretion, may provide that certificates for shares of Common Stock transferred pursuant to an Award be held in escrow by the Company or its designee until such time as each and every condition has lapsed and that the grantee of an Award be required, as a condition of the Award, to deliver to such escrow agent or an officer of the Company duly endorsed transfer powers covering the shares granted by such Award. Dividends and other distributions made on shares held in escrow shall, except to the extent otherwise provided by the Committee or in the Award Agreement, be deposited in escrow, to be distributed to the party becoming entitled to the Shares on which the distribution was made. Stock certificates evidencing shares of Common Stock subject to conditions shall bear a legend to the effect that the shares evidenced thereby are subject to repurchase by, or conveyance to, the Company in accordance with the terms applicable to such shares under an Award made pursuant to the Plan, and that the shares of Common Stock may not be sold or otherwise transferred, except to the Company in accordance with such conditions.

      (e)Lapse of Conditions. Upon termination or lapse of all forfeiture conditions, the Company shall cause certificates without the legend referring to the Company's repurchase or acquisition right (but with any other legends that may be appropriate) evidencing the shares covered by the Award to be issued to the grantee upon the grantee's surrender to the Company of the legended certificates held by the grantee.

      (f)Rights as Stockholder. Upon payment of the purchase price, if any, for shares of Common Stock covered by an Award and compliance with any other requirements for transfer of such shares, the grantee shall have all of the rights of a stockholder with respect to the shares of Common Stock covered thereby, including the right to vote such shares and receive all dividends and other distributions paid or made with respect thereto, except to the extent otherwise provided by the Committee or in the Award Agreement.

      4.2 Performance Shares. The Committee may, from time to time, and at its sole discretion, make an Award of Performance Shares with respect to a Performance Period, in which case the Committee shall establish in writing prior to or within the first ninety (90) days of such Performance Period (but in no event after 25 percent of the period of service represented by the Performance Period has elapsed) one or more specific Performance Goals which must be met in order for the Performance Shares to be granted or to become vested. In connection with an Award of Performance Shares, the Committee shall specify in the applicable Award Agreement the terms and conditions applicable to such Award, which shall include the extent to which the Common Stock subject to such Award shall be granted or shall be eligible to become vested on the achievement of the applicable Performance Goals, and which may or may not include such additional terms and conditions, including conditions of forfeiture and additional vesting requirements, as the Committee deems appropriate, at its sole discretion.

      4.3 Performance Goals. Performance Goals shall be based upon one or more of the following business criteria for the Company as a whole or any of its Affiliates, operating divisions or other operating units: Stock price, market share, gross revenue, net revenue, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues or productivity, or any variations of the preceding business criteria, which may be modified at the discretion of the Committee, to take into account extraordinary items or which may be adjusted to reflect such costs or expense as the Committee deems appropriate. In addition, to the extent consistent with the goal of providing for deductibility under Section 162(m) of the Code, Performance Goals may be based upon a Participant's attainment of personal objectives with respect to any of the foregoing Performance Goals or implementing policies and plans, negotiating transactions and sales, developing long-term business goals or exercising managerial responsibility. Measurements of the Company's or a Participant's performance against the Performance Goals established by the Committee shall be objectively determinable and shall be determined according to generally accepted accounting principles as in existence on the date on which the Performance Goals are established and without regard to any changes in such principles after such date.

      4.4 Certification of Achievement of Performance Goals. As soon as practicable following the end of a Performance Period, the Committee shall determine whether and to what extent the Company and/or the Participants have achieved the Performance Goal or Goals established for such Performance Period, shall determine whether and to what extent the Performance Shares under the terms of the applicable Award Agreement are to be granted or are vested or become eligible to be vested, and shall certify such determination in writing, which certification may take the form of minutes of the Committee documenting such determination. The Committee shall have the discretion to limit, but not increase, the extent to which Performance Shares are to be granted or are eligible to become vested under the terms of an Award and the Plan, in order to reflect the Participant's individual performance or to take into account any other factors the Committee deems appropriate.

      4.5 Interpretation. The provisions of this Article IV relating to Performance Shares are intended to permit the grant of Awards that are treated as meeting the requirements to be treated as performance-based compensation under Section 162(m) of the Code, and the provisions of this Article IV, and the other provisions of the Plan as they relate to the grant of Awards that are Performance Shares, are to be interpreted in a manner that is consistent with the requirements of Section 162(m) and Treasury Regulations promulgated pursuant thereto, as they relate to the definition of performance-based compensation.

                      ARTICLE V--MISCELLANEOUS PROVISIONS

      5.1 Adjustments Upon Changes in Capitalization. In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options and Awards may be granted, including with respect to the share limit provided in Section 2.5 and the award limit provided in Section 2.6. A corresponding adjustment changing the number or kind of shares and/or the purchase price per share of unexercised Stock Options or Awards or, in either case, portions thereof which shall have been granted prior to any such change shall likewise be made. Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee may in its discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof and may, in its discretion, accelerate the vesting or grant of any Award. Adjustments or changes under this Section shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

      5.2 Non-Transferability. Except as otherwise provided herein, no Stock Option and no rights under an Award shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant's lifetime by any person other than the Participant or his guardian or legal representative. Notwithstanding the foregoing, any Option that is not an ISO shall be transferable pursuant to a "domestic relations order" as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and also, if so provided in the option document by the Committee, at its discretion, shall be transferable without payment of consideration, to any of the following: immediate family members of the holder (i.e., spouse or former spouse, parents, issue, including adopted and "step" issue, or siblings); trusts for the benefit of such immediate family members; partnerships whose only partners are such immediate family members; or to any transferee permitted by a rule adopted by the Committee or approved by the Committee in an individual case. Any transferee will be subject to all of the conditions set forth in the option document with respect to the Option prior to its transfer.

      5.3 Withholding. The Company's obligations under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option or in connection with an Award may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

      5.4 Compliance with Law and Approval of Regulatory Bodies. No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of the NYSE and of all other domestic stock exchanges on which the Common Stock may be listed. Any share certificate which evidences shares issued upon the exercise of a Stock Option or granted pursuant to an Award may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the acquisition of a Stock Option or an Award by a person or estate acquiring the right to such Stock Option or Award as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option or Award and may require consents and releases of taxing authorities that it may deem advisable.

      5.5 No Right to Employment or other Service. Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options or Awards hereunder, shall confer upon any Participant under the Plan any right to continue in the employ or other service of the Company or any Affiliate, or shall in any way affect the right and power of the Company or any Affiliate to terminate the employment or other service relationship of any Participant at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.

      5.6 Exclusion from Pension Computations. By acceptance of a grant of a Stock Option or an Award under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon the exercise thereof or in accordance with the terms thereof will not be taken into account as "base remuneration," "wages," "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Affiliate.

      5.7 Abandonment of Stock Options and Awards. A Participant may at any time abandon a Stock Option or Award prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Option or Award so abandoned.

      5.8 Severability. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

      5.9 Interpretation of the Plan. Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, and headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

      5.10 Use of Proceeds. Funds received by the Company upon the exercise of Stock Options or payments made in connection with Awards shall be used for the general corporate purposes of the Company.

      5.11 Construction of Plan. The place of administration of the Plan shall be in the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

================================================================================
                 /\ DETACH AND RETAIN THIS ADMISSION TICKET /\

                                ADMISSION TICKET

                             MANDALAY RESORT GROUP

                              2002 Annual Meeting
                            Thursday, June 20, 2002
                           10:30 A.M., Las Vegas time

  STOCKHOLDER NAME(S):  ___________________________________________
                                       (PLEASE PRINT)

                        ___________________________________________

  STOCKHOLDER ADDRESS:  ___________________________________________

                        ___________________________________________

     If you plan to attend the Annual Meeting of Stockholders, please so indicate by marking the appropriate box on your proxy card. The meeting will be held in the Islander Ballroom at Mandalay Bay Resort & Casino, 3950 Las Vegas Boulevard South, Las Vegas, Nevada. Space limitations make it necessary to limit attendance to stockholders. Registration will begin at 8:30 A.M., Las Vegas time. "Street name" holders will need to bring a copy of a brokerage statement reflecting stock ownership as of April 22, 2002. You are cordially invited to attend a brunch, which will be held in the Islander Ballroom, beginning at 8:30 A.M., Las Vegas time.

                                --------------

  This Admission Ticket should not be returned with your proxy but should be retained and brought with you to the Annual Meeting.

================================================================================
                 /\ DETACH AND RETAIN THIS ADMISSION TICKET /\

                                ADMISSION TICKET

                              2002 Annual Meeting

                                       of

                             MANDALAY RESORT GROUP

                     ------------------------------------

                                     Agenda

                  1. To elect two directors;

                  2. To approve the 2002 Stock Incentive Plan;

                  3. To ratify the appointment of Deloitte & Touche
                     LLP as independent auditors to examine and report on the Company's financial statements for the fiscal year ending January 31, 2003; and

                  4. To transact such other business as may properly
                     be brought before the meeting or any
                     adjournment(s) thereof.

                               (See Reverse Side)

                               ADMISSION TICKET


                         [LOGO] MANDALAY RESORT GROUP

                              2002 Annual Meeting
                            Thursday, June 20, 2002
                          10:30 A.M., Las Vegas time


If you plan to attend the Annual Meeting of Stockholders, please so indicate by marking the appropriate box on the attached proxy card. The meeting will be held in the Islander Ballroom at Mandalay Bay Resort & Casino, 3950 Las Vegas Boulevard South, Las Vegas, Nevada. Space limitations make it necessary to limit attendance to stockholders. Registration will begin at 8:30 A.M., Las Vegas time. "Street name" holders will need to bring a copy of a brokerage statement reflecting stock ownership as of April 22, 2002. You are cordially invited to attend a brunch, which will be held in the Islander Ballroom, beginning at 8:30 A.M., Las Vegas time.

                           ------------------------

This Admission Ticket should not be returned with your proxy but should be retained and brought with you to the Annual Meeting.

-------------------------------------------------------------------------------

                                 Mandalay Resort Group
[LOGO] MANDALAY RESORT GROUP     3950 Las Vegas Boulevard South
                                 Las Vegas, Nevada                   proxy
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MANDALAY RESORT GROUP.

The undersigned, a stockholder of Mandalay Resort Group (the "Company"), a Nevada corporation, hereby appoints Michael S. Ensign and Yvette E. Landau, and each of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held in the Islander Ballroom at Mandalay Bay Resort & Casino, 3950 Las Vegas Boulevard South, Las Vegas, Nevada, on Thursday, June 20, 2002 at 10:30 A.M., Las Vegas time, or at any adjournment or adjournments thereof, with respect to all shares of the Company's Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would posses if personally present, on the matters shown on the reverse side.

This proxy when properly executed will be voted as specified on the reverse side. If no specification is made, this proxy will be voted FOR each nominee for director named on the reverse side, FOR approval of the 2002 Stock Incentive Plan and FOR ratification of the appointment of Deloitte & Touche LLP.


                     See reverse for voting instructions.

                        Agenda for 2002 Annual Meeting

     1. To elect two directors;

     2. To approve the 2002 Stock Incentive Plan;

     3. To ratify the appointment of Deloitte & Touche LLP as independent auditors to examine and report on the financial statements for the fiscal year ending January 31, 2003; and

     4. To transact such other business as may properly be brought before the meeting or any adjournment(s) thereof.

                                 VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Mandalay Resort Group, c/o Shareowner Services/TM/, P.O. Box 64873, St. Paul, MN 55164-0873.

                              Please detach here
--------------------------------------------------------------------------------

----                                                                                                        ----

   The Board of Directors Recommends a Vote FOR Each Nominee Listed Below and FOR Proposals 2 and 3.

   1. Election of two directors:   01 Donna B. More           [_] Vote FOR             [_] Vote WITHHELD
                                   02 William A. Richardson       both nominees            from both nominees
                                                                  (except as marked)

   (Instructions: To withhold authority to vote for any       -----------------------------------------------
   indicated nominees, write the number(s) of the
   nominee(s) in the box provided to the right.)              -----------------------------------------------

   2. Approval of the 2002 Stock Incentive Plan.              [_] For        [_] Against       [_] Abstain

   3. Ratification of the appointment of Deloitte & Touche
      LLP as independent auditors to examine and report on    [_] For        [_] Against       [_] Abstain
      the Company's financial statements for the fiscal year
      ending January 31, 2003.

   4. In the discretion of the proxies on any other matters that may properly come before the meeting or any adjournment thereof.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED
   FOR EACH NOMINEE LISTED ABOVE AND FOR PROPOSALS 2 AND 3.
   ---                               ---

   Address Change? Mark Box [_]    I/we plan to attend
   Indicate changes below:         the Annual Meeting  [_]    Date
                                                                   ------------------------------------------

                                                              -----------------------------------------------

                                                              -----------------------------------------------

                                                              Signature(s) in Box
                                                              Please sign exactly as your name(s) appears on
                                                              Proxy. If held in joint tenancy, all persons
                                                              must sign. Trustees, administrators, etc.,
                                                              should include title and authority.
                                                              Corporations should provide full name of
                                                              corporation and title of authorized officer
                                                              signing the proxy.

----                                                                                                        ----